                          All-American Term Trust Inc.
                                  Common Stock

                            ------------------------

    All-American Term Trust Inc. ('Trust') is a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in connection therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. No assurance can be given that the Trust will achieve its investment objective.

    Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the Trust's investment adviser and administrator, seeks to achieve the Trust's investment objective of high current income by carefully selecting and managing a diversified portfolio consisting primarily of investment grade and lower grade Corporate Debt Securities not subject to optional redemption by the issuer ('calls') or having some form of call protection, Mortgage-Backed Securities with terms (which could include, for example, a planned amortization structure) that are expected by Mitchell Hutchins to reduce the Trust's exposure to prepayment risks, and Asset-Backed Securities. The Trust may invest up to 35% of its total assets in lower grade securities, commonly referred to as 'junk bonds,' which involve a high degree of risk and are predominantly speculative. See 'RISK FACTORS AND OTHER INVESTMENT PRACTICES--LOWER GRADE SECURITIES.' Mitchell Hutchins manages the Trust's portfolio to seek to preserve capital by
(1) careful selection and management of a diversified portfolio of investment grade and lower grade securities; (2) investing a substantial portion of the Trust's assets in securities that have a stated maturity or expected life prior to or about the termination date of the Trust; and (3) retaining income on Zero Coupon Municipal Securities. To the extent capital losses realized by the Trust on dispositions of securities are not offset by capital gains realized in the same or in subsequent years and by retained income on Zero Coupon Municipal Securities (and other retained income, if any), the Trust would be unable to return $15.00 per Share to its shareholders at the end of the Trust's term. See 'RISK FACTORS AND OTHER INVESTMENT PRACTICES--RETURN OF $15.00 PER SHARE.'

    The Trust may engage in leverage through reverse repurchase agreements and dollar rolls. The use of leverage creates the opportunity for increased net income but, at the same time, will involve special risks. See 'RISK FACTORS AND OTHER INVESTMENT PRACTICES--LEVERAGE.'

    The Trust's Shares are listed and traded on the New York Stock Exchange, Inc. ('NYSE') under the symbol 'AAT.' No additional Shares will be issued in connection with this offering. The Shares may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. The closing price for the Shares on the NYSE on May 15, 1997 was $12.88. See 'TRADING HISTORY.' The Trust will not receive any proceeds from the sale of any Shares offered pursuant to this Prospectus.


    This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference. A Statement of Additional Information ('SAI') dated June 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A table of contents for the SAI is set forth as the last section of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Trust, by contacting your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-852-4750.

                           ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                           ------------------------

                           PaineWebber Incorporated

                           ------------------------

                 The date of this Prospectus is June 1, 1997.

                                 TRUST EXPENSES

     The following tables are intended to assist investors in understanding the various direct or indirect costs and expenses associated with investing in the Trust.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of
     offering price)....................   None(1)
  Dividend Reinvestment and Cash
     Purchase Plan Fees.................   None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET
  ASSETS ATTRIBUTABLE TO COMMON
  SHARES)(2)
  Investment Advisory and Administration
     Fees...............................   0.90%
  Interest Payments on Borrowed Funds...   0.00%
  Other Expenses........................   0.28%
                                           ----
     Total Annual Expenses..............   1.18%
                                           ----
                                           ----

------------------

(1) Prices for Shares traded in the OTC secondary market will reflect ordinary dealer mark ups.

(2) See 'Management of the Trust' for additional information. 'Other Expenses' have been estimated based upon expenses actually incurred during the Trust's last fiscal year.

EXAMPLE

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Trust, assuming a (i) 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:

               One Year    Three Years   Five Years   Ten Years
               --------    -----------   ----------   ---------
                  $12          $37          $65         $143

     This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Trust's Dividend Reinvestment Plan ('Plan') will receive Shares purchased by the Plan's agent at the market price in effect at that time, which may be at, above, or below net asset value.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE TRUST'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information ('SAI'). Investors should carefully consider information set forth under the heading 'Risk Factors and Other Investment Policies.'

The Trust...........   All-American Term Trust Inc. ('Trust') is a diversified,
                       closed-end management investment company. See 'The
                       Trust.'

The Offering........   No additional shares of the Trust's common stock
                       ('Shares') will be issued in connection with this offering. The Shares may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber
                       Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the New York Stock
                       Exchange, Inc. ('NYSE') at the time of sale. The Shares are listed and traded on the NYSE under the symbol 'AAT.'
                       See 'The Offering' and 'Trading History.'

Investment Objective
  and Policies......   The Trust's investment objective is to provide a high
                       level of current income, consistent with the preservation of capital. The Trust will terminate on or about January
                       31, 2003 and, in connection therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. No assurance can be given that the Trust will achieve its investment objective.

                       Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the Trust's investment adviser, seeks to achieve the Trust's investment objective of high current income by carefully selecting and managing a diversified portfolio consisting primarily of investment grade and lower grade Corporate Debt Securities not subject to optional redemption by the issuer ('calls') or having some form of call protection, Mortgage-Backed Securities with terms (which could include, for example, a planned amortization structure) that are expected by Mitchell Hutchins to reduce the Trust's exposure to prepayment risks, and Asset-Backed Securities. Investment in such securities should assist the Trust in preserving the level of income earned by the Trust in a decreasing interest rate environment by reducing the likelihood that the securities will be called or prepaid and the proceeds thereof reinvested by the Trust in lower-yielding securities. Lower grade securities tend to produce a high level of current income, although they involve greater risk than investment grade securities. Mortgage-Backed Securities and Asset-Backed Securities also tend to produce a high level of current income, although they are subject to the risks of prepayment.

                       Mitchell Hutchins manages the Trust's portfolio to seek to preserve capital by (1) careful selection and management of a diversified portfolio of investment grade and lower grade securities; (2) investing a substantial portion of the Trust's assets in securities that have a stated maturity or expected life prior to or about the termination date of the

                       Trust; and (3) retaining income on Zero Coupon Municipal Securities. No more than 20% of the Trust's net assets will be invested in securities having an expected life beyond the remaining term of the Trust, and the Trust will not invest in securities having an expected life later than three years after the remaining term of the Trust. Mitchell Hutchins believes that lower grade securities, in addition to providing a high level of current income, may provide some opportunity for capital appreciation.

                       Under normal market conditions, the Trust invests at least 65% of its total assets in a diversified portfolio of: (1) Corporate Debt Securities of U.S. companies that, at the time of investment, are rated at least BBB by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ('S&P'), or Baa by Moody's Investors Service, Inc. ('Moody's') or have an equivalent rating from another nationally recognized statistical rating organization ('NRSRO') or, with respect to up to 20% of the Trust's total assets, that are unrated but have been determined by Mitchell Hutchins to be of comparable quality to securities rated at least BBB by S&P or Baa by Moody's ('investment grade' securities);
                       (2) Mortgage-Backed Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
                       (3) other Mortgage-Backed Securities and Asset-Backed Securities that, at the time of investment, are rated at least AA by S&P or Aa by Moody's or have an equivalent rating from another NRSRO; (4) Zero Coupon Municipal

                       Securities that, at the time of investment, are rated AAA by S&P or Aaa by Moody's; and (5) other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Trust may invest up to 35% of its total assets in Corporate Debt Securities of U.S. companies other than investment grade Corporate Debt Securities ('lower grade' securities), and certain other securities described herein. Such lower grade securities are commonly referred to as 'junk bonds' and are rated below BBB by S&P or Baa by Moody's or have an equivalent rating from another NRSRO or, if unrated, have been determined by Mitchell Hutchins to be of comparable quality to securities rated below BBB by S&P or Baa by Moody's. 'Junk bonds' involve a high degree of risk and are predominantly speculative. A Corporate Debt Security that receives an investment grade rating from at least one NRSRO will be considered to be an investment grade Corporate Debt Security, notwithstanding that such security is rated below investment grade by one or more other NRSROs.

                       A security rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the view of S&P, to lead to a weakened capacity to pay interest and repay principal as compared with securities in higher rating categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations; they are neither highly protected nor poorly secured, lack outstanding investment characteristics and are considered by Moody's to have speculative characteristics as well. Securities rated below investment grade are generally regarded by NRSROs, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal, and, in the view of S&P, involve major risk exposures to adverse conditions. The Trust will not invest in excess of 5% of its total assets in securities that, at the time of investment, are rated below B by S&P or Moody's or that have an equivalent rating from another NRSRO or, if unrated, have been determined by Mitchell Hutchins to be of comparable quality to securities rated below B by S&P or Moody's. Such lower grade securities are considered by NRSROs to be highly speculative, and may be in default. A Corporate Debt Security that receives a rating of at least B from at least one NRSRO will not be considered to be rated below B, notwithstanding that such security is rated below B by one or more other NRSROs.

                       The Trust may invest up to 10% of its total assets in zero coupon securities that are issued for various public purposes by or on behalf of state or local governments or political subdivisions or instrumentalities thereof ('Municipal Issuers') or that are created by investment banks or other private parties that separate the interest and principal components of an interest-paying security that has been previously issued by or on behalf of a Municipal Issuer (collectively, 'Zero Coupon Municipal Securities'). While Zero Coupon Municipal Securities do not contribute to the cash available to the Trust for purposes of paying dividends to shareholders, it is anticipated that the income retained by the Trust from the accrual of original issue discount on such securities will facilitate the Trust's effort to preserve capital. The Trust will only invest in Zero Coupon Municipal Securities that, at the time of investment, are rated AAA by S&P or Aaa by Moody's.

                       The Trust may engage in leverage, a speculative technique, through mortgage dollar rolls and reverse repurchase agreements. The Trust is authorized to borrow money for investment purposes in an amount up to 33 1/3% of its total assets (including the amount of the borrowing and any other indebtedness representing 'senior securities' under the Investment Company Act of 1940 ('1940 Act') but reduced by any liabilities and indebtedness other than senior securities).

                       The Trust may also engage in when-issued and delayed delivery transactions, purchase preferred stock, purchase restricted or illiquid securities, enter into repurchase agreements, lend portfolio securities and enter into certain Strategic Transactions, such as options, futures and interest rate protection transactions. The Trust may enter into Strategic Transactions under which up to 100% of the Trust's portfolio assets are at risk. In order to invest cash reserves or, on a temporary basis, during defensive periods or when, in the opinion of Mitchell Hutchins, no suitable longer-term securities are available, the Trust may invest in money market instruments of various types.

                       See 'Investment Objective and Policies,' 'Risk Factors and Other Investment Practices,' 'Description of the Shares' and 'Appendix A.'

Investment Adviser

  and
  Administrator.....   Mitchell Hutchins, a wholly owned asset management
                       subsidiary of PaineWebber, serves as the Trust's investment adviser and administrator. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. The
                       Trust pays Mitchell Hutchins, as investment adviser and administrator, a fee in an amount equal to an annual rate of 0.90% of the Trust's average weekly net assets, computed weekly and payable monthly.

Dividends and Other
  Distributions.....   The Trust declares and pays monthly dividends from its
                       net investment income. The Trust has retained, and currently intends to continue to retain, until its final liquidating distribution, an amount approximately equal to the tax-exempt income attributable to its Zero Coupon
                       Municipal Securities, but in no event will it retain in any year more than 10% of its net investment income in that year. The Trust expects to distribute annually all or a portion of any net capital gain (the excess of net long-term capital gain over net short-term capital loss) it realizes in excess of available capital loss carryforwards.

                       Various factors may affect the level of the dividends and other distributions paid by the Trust, including the asset mix, interest rates, the remaining term of the Trust, the amount of leverage utilized by the Trust and the Trust's use of Strategic Transactions. A significant decline in market rates of interest could lead to a significant decline in the income earned and dividends paid by the Trust, while a significant increase in interest rates might lead to only a modest or no increase in the income earned and dividends paid by the Trust. The Trust's income and dividends may decline in its later years as its dollar-weighted average life is shortened in anticipation of its termination date. In addition, the Trust's investment in lower grade securities increases the risk of non-payment or a significant delay in payment on such securities, which non-payment or delay would have an adverse effect on the Trust's income and dividends. See 'Dividends and Other Distributions; Dividend Reinvestment Plan.'

Dividend
  Reinvestment
  Plan..............   The Trust has established a Dividend Reinvestment Plan
                       ('Plan') under which all shareholders whose Shares are registered in their own names, or in the name of PaineWebber (or its nominee), have all dividends and capital gain distributions automatically reinvested in additional Shares, unless they elect to receive cash.

                       Shareholders who hold their Shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such other broker or nominee to determine whether, or how, they may participate in the Plan. Shares acquired under the Plan are purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per Share at the time of the purchase. The Trust will not issue any new

                       Shares in connection with the Plan. See 'Dividends and Other Distributions; Dividend Reinvestment Plan.'

Share Repurchases
  and Tender
  Offers............   The Trust's board of directors, in consultation with
                       Mitchell Hutchins, at least annually considers whether to make open market Share repurchases or tender offers at net asset value. There can be no assurance that the board of directors will decide to undertake either of these actions or that, if undertaken, such actions will result in the Shares trading at a price that is equal or close to net asset value per Share. The Trust may borrow to finance such repurchases and tender offers. See
                       'Description of the Shares--Share Repurchases and Tender
                       Offers.'

Custodian, Transfer
  and Dividend
  Disbursing Agent
  and Registrar.....   State Street Bank and Trust Company serves as custodian
                       of the Trust's assets. PNC Bank, National Association, serves as transfer and dividend disbursing agent and as registrar of the Trust. See 'Custodian, Transfer and Dividend Disbursing Agent and Registrar.'

Risk Factors and
  Other Investment
  Policies..........   Return of $15.00 Per Share.  Mitchell Hutchins manages
                       the Trust's portfolio in an effort to return $15.00 per Share to investors on or about January 31, 2003. To the extent capital losses realized by the Trust are not offset by capital gains realized in the same or in subsequent years (subject to the eight year limit on capital loss carryforwards under the federal tax law) and by retained income on Zero Coupon Municipal Securities
                       (and other retained income, if any), the Trust would be unable to distribute $15.00 per Share to its shareholders at the end of its term. Also, in order to avoid the imposition of federal income tax on any undistributed income and gains and the imposition of a 4% federal excise tax on certain undistributed income and gains ('Excise Tax') the Trust would need to distribute all or a substantial portion of any net capital gains (in excess of any available capital loss carryforwards) in the year in which they are realized (or, for income tax purposes, the succeeding year). The Trust's ability to return $15.00 per Share to investors on its termination date also is a function of, among other things, the ability of the issuers of the Corporate Debt Securities in which the Trust invests to make timely payments of interest and principal, and the ability of Mitchell Hutchins to select and monitor such securities so as to avoid or minimize the potential impact of adverse financial developments affecting such issuers. These risks are increased by the Trust's investments in lower grade Corporate Debt Securities.

                       Interest Rate Sensitivity. The yield on debt securities depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the effective maturity, credit quality and rating of the security and, in the case of securities of Municipal Issuers, expectations regarding changes in income tax rates. Generally, the longer the effective maturity of such a security, the higher its yield and the greater its price sensitivity in response to changes in interest rates. The market value of debt securities, and accordingly the Trust's net asset value, normally will vary inversely with changes in interest rates. Such changes in the values of the securities held by the Trust will not affect the interest income derived from them but will affect the net asset value of Shares. Neither the issuance by, nor the guarantee of, a U.S. government agency, nor an investment grade rating for a security, constitutes assurance that the security will not fluctuate in value or that the Trust will receive the originally anticipated yield on the security. A significant decline in market rates of interest may have an adverse effect on the income earned and dividends paid by the Trust. In addition, the Trust's income and dividends may decline in the later years of the Trust.

                       Certain types of Mortgaged-Backed Securities, commonly known as CMOs, may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

                       The yields on Specified Mortgage-Backed Securities (as described in 'Appendix A'), in which the Trust may invest up to 5% of its total assets, and on Zero Coupon Municipal Securities generally are more sensitive to changes in interest rates than other Mortgage-Backed Securities. The market value of Specified Mortgage Backed Securities can be extremely volatile and such securities may become illiquid. In addition, the yields on most interest-only ('IO') and principal-only ('PO') classes of Mortgage-Backed Securities are extremely sensitive to the rate of principal payments (including prepayments), which can result in price volatility and, in the case of IOs, can result in the Trust failing to recoup fully its initial investment in such securities even though the securities may be issued or guaranteed by a U.S. government agency or be rated in the highest rating category. The Trust is not limited in its ability to invest in IOs and POs that are Planned Amortization Class Mortgage-Backed Securities ('PAC Bonds'). While Mitchell Hutchins seeks to limit the impact of these factors on the Trust, no assurance can be given that it will achieve this result.

                       Lower Grade Securities. The Trust may invest up to 35% of its total assets in Corporate Debt Securities rated below investment grade. Investment in such securities involves a greater risk of non-payment or significant delay in payment, which non-payment or delay would have an adverse effect on income and dividends and may have an adverse effect on the ability of the Trust to preserve capital or return $15.00 per Share to shareholders on or about January 31, 2003. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make interest and principal payments than is the case for higher grade Corporate Debt Securities. Corporate Debt Securities rated below investment grade are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and to involve major risk exposures to adverse conditions. The Trust may invest up to 5% of its total assets in securities that, at the time of investment, are rated below B by S&P or Moody's or that have an equivalent rating from another NRSRO or, if unrated, have been determined by Mitchell Hutchins to be of comparable quality to securities rated below B by S&P or Moody's. Such securities are considered by NRSROs to be highly speculative, and may be in default. In the event that, due to fluctuations in the market value of the Trust's assets, downgrades or otherwise, an amount in excess of 10% of the Trust's total assets are invested in such securities, Mitchell Hutchins will seek to engage in an orderly disposition of such securities to the extent necessary to ensure that the Trust's holdings of such securities do not exceed 10% of the Trust's total assets.

                       Lower grade Corporate Debt Securities generally offer a higher current yield than that available from higher grade issues. However, lower grade Corporate Debt Securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest on, and increase the possibility of default of, such Corporate Debt Securities. In addition, the market for lower grade Corporate Debt Securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower grade Corporate Debt Securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower grade Corporate Debt Securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower grade Corporate Debt Securities generally is thinner and less active than that for higher quality securities, which may limit the Trust's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower grade securities, especially in a thinly traded market.

                       Special Characteristics of Mortgage-Backed Securities and Asset-Backed Securities. Mortgage-Backed Securities and Asset-Backed Securities differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying loans or other obligations. Such prepayments may reduce the yield to the Trust on Mortgage-Backed Securities and Asset-Backed Securities held in its portfolio and may result in reinvestment of the proceeds of such prepayments at yields that are lower than on the prepaid securities. Prepayments are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities. Primarily, these securities do not have the benefit of a security interest in collateral that is comparable to first lien mortgage loans. In some cases, the underlying assets may be unsecured or be subject to superior claims.

                       Leverage. The use of leverage is a speculative technique that provides the Trust the opportunity for increased net income but, at the same time, involves special risks. The Trust only uses leverage when Mitchell Hutchins believes that such leverage will benefit the Trust after taking such risks into consideration. For example, leveraging will exaggerate changes in the net asset value of the Shares and in the yield on the Trust's portfolio which may, in turn, result in increased volatility of the market price of the Shares. To the extent the income derived from leverage exceeds the interest and other expenses that the Trust will have to pay in connection with such leverage, the Trust's net income will be greater than if leverage were not used. Conversely, if the income obtained is not sufficient to cover the cost of the leverage, the net income of the Trust will be less than if leverage were not used, and therefore the amount available for distribution to shareholders will be reduced. The requirement that the Trust segregate a specified amount of cash or liquid securities with its Custodian in connection with the use of certain types of leverage could have an adverse effect on the income earned and dividends paid by the Trust.

                       Lending of Portfolio Securities. The Trust may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Trust's total assets. Lending securities enables the Trust to earn additional income, but could result in a loss or delay in recovering these securities.

                       Other Investment Risks. Certain investment practices in which the Trust may engage would expose the Trust to additional risks. These practices include investing in illiquid securities, entering into securities transactions on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and engaging in Strategic Transactions.

                       Market Price of Shares. As is common with shares of closed-end investment companies, the Trust's shares have historically traded at a discount to their net asset value. Whether an investor will realize gains or losses upon the sale of shares will not depend directly upon the Trust's net asset value, but will depend upon whether the market price of the shares is above or below the investor's purchase price for the shares. This market risk is separate and distinct from the risk that the Trust's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors, and investors should not view the shares as a vehicle for trading purposes. In addition, net asset value and market price of the Shares may be more volatile than for a fund that invests exclusively in higher grade securities, due to the Trust's investment in lower grade securities. See 'Trading History.'

                       Illiquid and Non-Rated Securities. The Trust may invest in securities for which a secondary trading market is not fully developed or that are otherwise considered illiquid. Liquidity relates to the ability of the Trust to readily dispose of securities and the price to be paid therefor, but does not generally relate to credit risk or the likelihood of receipt of cash at maturity. The Trust may not be able to sell these securities when Mitchell Hutchins considers it desirable to do so or may have to sell them at a price lower than could be obtained if they were more liquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations and investment in such securities may have an adverse impact on net asset value.

                       The Trust may invest in non-rated securities determined by Mitchell Hutchins, at the time of investment, to be of comparable quality to rated securities in which the Trust may invest. The Trust will be more dependent upon Mitchell Hutchins' investment analysis of such non-rated securities than in the case of rated securities.

                       Anti-Takeover Provisions. The Trust's Articles of Incorporation contain provisions limiting: (1) the ability of other entities or persons to acquire control of the Trust; (2) the Trust's freedom to engage in certain transactions; and (3) the ability of the Trust's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions.

                       See 'Trading History,' 'Investment Objective and Policies,' 'Risk Factors and Other Investment Practices,' 'Description of the Shares' and 'Appendix A.'

                              FINANCIAL HIGHLIGHTS

     The table below provides selected per share data and ratios for one Share for the periods shown. This information is supplemented by the audited financial statements and accompanying notes appearing in the Trust's Annual Report to Shareholders for the fiscal year ended January 31, 1997, which are incorporated by reference into the Trust's SAI and can be obtained by shareholders upon request. The financial statements and notes and the financial information in the table below have been audited by Ernst & Young LLP, independent auditors, whose report thereon also is included in the Annual Report to Shareholders.

                                               FOR THE YEARS               FOR THE PERIOD
                                                   ENDED                   MARCH 1, 1993
                                                JANUARY 31,               (COMMENCEMENT OF
                                      --------------------------------     OPERATIONS) TO
                                        1997        1996         1995     JANUARY 31, 1994
                                      --------    --------      ------    ----------------
Net asset value, beginning of
  period...........................   $  14.37    $  13.31      $15.30         $15.00
                                      --------    --------      ------        -------
Net investment income..............       1.10        1.19        1.24           1.11
Net realized and unrealized gains
  (losses) from investments........       0.13        0.99       (2.01)          0.27
                                      --------    --------      ------        -------
Net increase (decrease) in net
  asset value resulting from
  operations.......................       1.23        2.18       (0.77)          1.38
                                      --------    --------      ------        -------
Dividends from net investment
  income...........................      (1.06)      (1.12)      (1.22)         (1.06)
Distributions in excess of net
  realized gains from investment
  transactions.....................         --          --          --          (0.02)
                                      --------    --------      ------        -------
Total dividends and distributions
  to shareholders..................      (1.06)      (1.12)      (1.22)         (1.08)
                                      --------    --------      ------        -------
Net asset value, end of period.....   $  14.54    $  14.37      $13.31         $15.30
                                      --------    --------      ------        -------
                                      --------    --------      ------        -------
Per share market value, end of
  period...........................   $  12.75    $  13.25      $12.13         $14.38
                                      --------    --------      ------        -------
                                      --------    --------      ------        -------
Total investment return (1)........       4.59%      19.34%      (7.13)%         3.04%
                                      --------    --------      ------        -------
                                      --------    --------      ------        -------
Ratios/Supplemental Data:
Net assets, end of period

  (000's)..........................   $199,303    $196,997      $182,437          $209,775
Expenses to average net assets.....       1.18%       1.05%       1.05%          1.04%*
Net investment income to average
  net assets.......................       7.70%       8.49%       8.95%          8.02%*
Portfolio turnover rate............        391%        415%        383%           416%

------------------
 * Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment returns do not reflect brokerage commissions and have not been annualized for periods of less than one year.

     The following information relates to the Trust's 'senior securities,' as defined under the 1940 Act, outstanding as of the end of the periods indicated.

                                            TOTAL AMOUNT      ASSET COVERAGE PER
                                            OUTSTANDING     $1,000 OF INDEBTEDNESS    AVERAGE MARKET VALUE PER
    SENIOR                                  AS OF END OF         AS OF END OF                $1,000 OF
  SECURITIES           PERIOD ENDED         FISCAL YEAR          FISCAL YEAR               INDEBTEDNESS*
--------------   ------------------------   ------------    ----------------------    ------------------------
Dollar
  Rolls.......   +January 31, 1994          $94,534,074             $3,219                   $ 2,060
                  January 31, 1995          $85,609,109             $3,131                   $ 1,895
                  January 31, 1996          $80,334,705             $3,452                   $ 2,000
                  January 31, 1997          $84,350,648             $3,363                   $ 2,244

------------------
+ Data reflects period from March 1, 1993 (commencement of operations) to January 31, 1994.

* Calculated by multiplying $1,000 by the result obtained by dividing: (a) the average market value of the Shares on the last day of each month during the period indicated in which the Trust had outstanding indebtedness; by (b) the average amount of indebtedness outstanding on the last day of each such month.

                                   THE TRUST

     The Trust is a diversified, closed-end management investment company and has registered as such under the 1940 Act. The Trust was incorporated under the laws of the State of Maryland on November 19, 1992 and commenced investment operations on March 1, 1993. The Trust will terminate and distribute substantially all of its net assets on or about January 31, 2003. The Trust's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.

                                  THE OFFERING

     No additional Shares will be issued in connection with this offering. The Shares may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by PaineWebber in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. Costs incurred in connection with this offering will be paid by PaineWebber. PaineWebber's principal offices are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber.

                                USE OF PROCEEDS

     The Trust will not receive any proceeds from the sale of any Shares offered pursuant to this Prospectus. Proceeds received by PaineWebber as a result of its OTC secondary market sales of the Shares will be utilized by PaineWebber in connection with its secondary market operations and for general corporate purposes.

                                TRADING HISTORY

     The Shares are listed and traded on the NYSE under the symbol 'AAT.' The following table sets forth for the Shares for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per Share high and low sales prices as reported by the NYSE; (b) the per Share net asset values, based on the Trust's computation as of 4:00 p.m., Eastern time, on the second to last NYSE business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset value represented by the high and low sales prices shown. THE RANGE OF NET ASSET VALUES AND OF PREMIUMS AND DISCOUNTS FOR THE SHARES DURING THE PERIODS SHOWN MAY BE BROADER THAN IS SHOWN IN THIS TABLE. On May 15, 1997, the closing price per Share on the NYSE was $12.88, the Trust's net asset value per Share was $14.42 and the discount to net asset value per Share was (10.68)%.


                                                                (DISCOUNT) OR
                                          NET ASSET               PREMIUM TO
                 SALES PRICES               VALUES             NET ASSET VALUE
QUARTER     ----------------------  ----------------------  ----------------------
ENDED          HIGH        LOW         HIGH        LOW         HIGH        LOW
----------  ----------  ----------  ----------  ----------  ----------  ----------
04/30/95... $    12.75  $    12.00  $    13.61  $    13.20       (6.32)%     (9.09)%
07/31/95...      13.25       12.25       14.47       14.22       (8.43)     (13.85)
10/31/95...      12.63       12.13       14.22       14.34      (11.18)     (15.41)
01/31/96...      13.38       12.25       14.27       14.40       (6.24)     (14.93)
04/30/96...      13.38       12.13       14.39       14.11       (7.02)     (14.03)
07/31/96...      12.63       12.13       14.13       14.03      (10.62)     (13.54)
10/31/96...      13.00       12.38       14.36       14.16       (9.47)     (12.57)
01/31/97...      12.88       12.50       14.55       14.42      (11.48)     (13.31)
04/30/97...      13.38       12.75       14.68       14.30       (8.86)     (10.84)

     See 'Description of Shares--Share Repurchases and Tender Offers' as to methods that may be undertaken by the Trust to reduce any discount.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

     The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in connection therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. No assurance can be given that the Trust will achieve its investment objective.

     Under normal market conditions, the Trust invests at least 65% of its total assets in a diversified portfolio of: (1) Corporate Debt Securities of U.S. companies that, at the time of investment, are rated at least BBB by S&P, Baa by Moody's or have an equivalent rating from another NRSRO or, with respect to up to 20% of the Trust's total assets, that are unrated but have been determined by Mitchell Hutchins to be of comparable quality to securities rated at least BBB by S&P or Baa by Moody's ('investment grade' securities); (2) Mortgage-Backed Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (3) other Mortgage-Backed Securities and Asset-Backed Securities that, at the time of investment, are rated at least AA by S&P or Aa by Moody's or have an equivalent rating from another NRSRO; (4) Zero Coupon Municipal Securities that, at the time of investment, are rated AAA by S&P or Aaa by Moody's; and (5) other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Trust may invest up to 35% of its total assets in Corporate Debt Securities of U.S. companies other than investment grade Corporate Debt Securities ('lower grade' securities), and certain other securities described herein. Such lower grade securities, commonly referred to as 'junk bonds,' involve a high degree of risk and are predominantly speculative. U.S. companies are companies that are organized under the laws of a U.S. jurisdiction or whose securities are principally traded in the U.S. securities markets or which derive a majority of their revenues from activities within the United States. A security rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the view of S&P, to lead to a weakened capacity to pay interest and repay principal as compared with securities in higher rating categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations; they are neither highly protected nor poorly secured, lack outstanding investment characteristics and are considered by Moody's to have speculative characteristics as well. Lower grade securities are rated below BBB by S&P or Baa by Moody's or have an equivalent rating from another NRSRO or, if unrated, have been determined by Mitchell Hutchins to be of comparable quality to securities rated below BBB by S&P or Baa by Moody's. A Corporate Debt Security that receives an investment grade rating from at least one NRSRO will be considered to be an investment grade Corporate Debt Security, notwithstanding that such security is rated below investment grade by one or more other NRSROs.

     The Trust will not invest more than 5% of its total assets in Corporate Debt Securities that, at the time of investment, are rated below B by S&P or Moody's or that have an equivalent rating from another NRSRO or, if unrated, that have been determined by Mitchell Hutchins to be of comparable quality to securities rated below B by S&P or Moody's. A Corporate Debt Security that receives a rating of at least B from at least one NRSRO will not be considered to be rated below B, notwithstanding that such security is rated below B by one or more other NRSROs. S&P may modify its ratings with a plus (+) or minus (-) to indicate relative standing within major rating categories; similarly, Moody's may apply the numerical modifiers 1, 2 and 3 in each major ratings category from Aa through B. In calculating the Trust's compliance with percentage limitations based on ratings, each Corporate Debt Security will be classified based on its major rating category, without regard to these modifiers. See Appendix A to the SAI for a more complete description of S&P and Moody's ratings.

     Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations. Ratings of Corporate Debt Securities represent the NRSROs' opinions regarding their quality and are not a guarantee of quality. It should be emphasized that ratings are general and not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than is indicated by the rating. Subsequent to its purchase by the Trust, an issue of securities may cease to be rated or its rating may be reduced below the rating that applied when the security was purchased. Mitchell Hutchins will consider such an event in determining whether the Trust should continue to hold an obligation, but, except as described herein, it is not required to dispose of the security. See 'Risk Factors and Other Investment Practices--Lower Grade Securities.'

     Mitchell Hutchins seeks to achieve the Trust's investment objective of high current income by carefully selecting and managing a diversified portfolio consisting primarily of investment grade and lower grade Corporate Debt Securities not subject to calls or having some form of call protection, Mortgage-Backed Securities with terms (which could include, for example, a planned amortization structure) that are expected by Mitchell Hutchins to reduce the Trust's exposure to prepayment risks, and Asset-Backed Securities. See 'Appendix A--Types of Mortgage-Backed Securities--Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-Throughs' and '--ARM and Floating Rate Mortgage-Backed Securities.' Such securities should assist the Trust in preserving the level of income earned by the Trust in a decreasing interest rate environment by reducing the likelihood that the securities will be called or prepaid and the proceeds thereof reinvested by the Trust in lower-yielding securities. Lower grade securities tend to produce a high level of current income, although they involve greater risk than investment grade securities. Mortgage-Backed Securities and Asset-Backed Securities also tend to produce a high level of current income, although they are subject to the risks of prepayment.

     Mitchell Hutchins manages the Trust's portfolio to seek to preserve capital by (1) careful selection and management of a diversified portfolio of investment grade and lower grade securities; (2) investing a substantial portion of the Trust's assets in securities that have a stated maturity or expected life prior to or about the termination date of the Trust; and (3) retaining income on Zero Coupon Municipal Securities. No more than 20% of the Trust's net assets will be invested in securities having an expected life beyond the remaining term of the Trust, and the Trust will not invest in securities having an expected life later than three years after the remaining term of the Trust. Mitchell Hutchins believes that lower grade securities, in addition to providing a high level of current income, may provide some opportunity for capital appreciation. See 'Risk Factors and Other Investment Practices--Return of $15.00 Per Share.'

     During the fiscal year ended January 31, 1997, the Trust had 96.71% of its dollar-weighted average portfolio in debt securities that received a rating from S&P, and 3.29% of its dollar-weighted average portfolio in debt securities that were not so rated. The Trust had the following percentages of its dollar-weighted average portfolio invested in securities having the following S&P ratings: AAA (including cash items)-- 38.04%, AA--0%, A--6.84%, BBB--21.82%, BB--6.16%, B--23.35%, CCC--0.30%, CC--0%, C--0% and D--0.20%. It should be noted
that this information reflects the average composition of the Trust's assets as of the end of the fiscal year ended January 31, 1997 and is not necessarily representative of the Trust's assets as of any other time in that period, the current fiscal year or at any time in the future.

CORPORATE DEBT SECURITIES

     Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, which may be at a fixed or adjustable or floating rate, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. Because the interest rate on adjustable or floating rate Corporate Debt Securities fluctuates in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. Adjustable or floating rate Corporate Debt Securities generally provide that the interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate.

     Corporate Debt Securities may be callable prior to maturity. Certain Corporate Debt Securities are non-callable or include various forms of call protection, including call provisions that are not exercisable for a specified period of years and/or that are exercisable only upon payment of a substantial prepayment penalty. Corporate Debt Securities also may be subject to sinking fund schedules that provide for the periodic repayment of all or a portion of an issue's principal. Sinking fund Corporate Debt Securities may contain call provisions that allow an issuer to redeem the security when principal is reduced to a certain percentage of the overall issue.

MORTGAGE-BACKED SECURITIES

     Mortgage-Backed Securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include single- and multi-class mortgage pass-through securities and collateralized mortgage obligations and are: (1) issued or guaranteed as to the payment of principal and interest (but not as to market value) by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association ('Ginnie Mae'), the Federal National Mortgage Association ('Fannie Mae') or the Federal Home Loan Mortgage Corporation ('Freddie Mac'); (2) issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, 'Private Mortgage Lenders'), but supported by pools of mortgage loans or other Mortgage-Backed Securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities; or (3) issued by Private Mortgage Lenders without any government guarantee of the underlying mortgage assets, but usually with some form of non-governmental credit enhancement. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The types of Mortgage-Backed Securities in which the Trust may invest are described in Appendix A to this Prospectus.

     The Trust may invest no more than an aggregate of 5% of its total assets in Mortgage-Backed Securities constituting IOs, POs (other than IOs and POs that are PAC Bonds) or inverse floating rate obligations or other types of Mortgage-Backed Securities that may be developed in the future and that are determined by Mitchell Hutchins to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations ('Specified Mortgage-Backed Securities'). The Trust invests in Specified Mortgage-Backed

Securities only when Mitchell Hutchins believes that such securities, when combined with the Trust's other investments, would enable the Trust to achieve its investment objective. See 'Risk Factors and Other Investment
Practices--Interest Rate Sensitivity.'

     Certain types of Mortgage-Backed Securities, commonly known as CMOs, may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

OTHER PORTFOLIO SECURITIES

     Zero Coupon Municipal Securities. The Trust may also invest up to 10% of its total assets in Zero Coupon Municipal Securities. While Zero Coupon Municipal Securities do not contribute to the cash available to the Trust for purposes of paying dividends to shareholders, it is anticipated that the income retained by the Trust from the accrual of original issue discount on such securities will facilitate the Trust's effort to preserve capital. The Trust will only invest in Zero Coupon Municipal Securities that, at the time of investment, are rated AAA by S&P or Aaa by Moody's.

     Because accrued original issue discount on Zero Coupon Municipal Securities is generally not taxable to holders, Zero Coupon Municipal Securities have lower yields than other zero coupon securities. The accrued discount, on Zero Coupon Municipal Securities in which the Trust invests, is generally not taxable to the Trust; however, when distributed to shareholders, that accrued discount will be treated for tax purposes in the same manner as other dividend distributions (that is, as a taxable dividend to the extent of the Trust's earnings and profits). Any accrued discount from Zero Coupon Municipal Securities that is not distributed will increase the net asset value of the Shares. Tax-exempt income attributable to Zero Coupon Municipal Securities and retained by the Trust is expected to constitute a portion of the liquidating distribution returned to investors at the end of the Trust's term. See 'Dividends and Other Distributions; Dividend Reinvestment Plan' and 'Taxation.'

     The Internal Revenue Code requires that companies such as the Trust that seek to qualify for federal income tax treatment as a regulated investment company ('RIC') distribute at least 90% of its net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Trust will receive no payments on Zero Coupon Municipal Securities prior to their maturity, it will be required, in order to maintain its desired tax treatment as a RIC, to include in its distributions to shareholders with respect to each year at least that portion of income attributable to Zero Coupon Municipal Securities that exceeds 10% of the Trust's net investment income in that year. The Trust might be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to distribute that excess. See 'Dividends and Other Distributions; Dividend Reinvestment Plan' herein and 'Taxation' herein and in the SAI.

     Asset-Backed Securities. Asset-Backed Securities have structural characteristics similar to Mortgage-Backed Securities but relate to assets other than mortgage assets. Asset-Backed Securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present. In general, the collateral supporting Asset-Backed Securities has a shorter effective term to maturity than mortgage assets and, accordingly, such securities may be less likely to experience substantial prepayments. New types of Asset-Backed Securities are developed and marketed from time to time by a variety of new and existing issuers, and consistent with its investment limitations, the Trust expects to invest in those new types of Asset-Backed Securities that Mitchell Hutchins believes may assist the Trust in achieving its investment objective.

     Convertible Securities. The Corporate Debt Securities and preferred stock in which the Trust may invest include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     Other U.S. Government Securities. The Trust also may invest in U.S. government securities other than U.S. government issued or guaranteed

Mortgage-Backed Securities. Such securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of agencies or instrumentalities of the United States. Such agency securities include securities backed by the full faith and credit of the U.S. government and securities that are supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority.

     Preferred Stock and Other Equity Securities. The Trust may invest up to 5% of its total assets in preferred stock of U.S. companies. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or other shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions. The Trust also may acquire equity securities (including common stocks, warrants and rights) when attached to Corporate Debt Securities or preferred stock or as part of a unit including Corporate Debt Securities or preferred stock or in connection with a conversion or exchange of Corporate Debt Securities or preferred stock. Such equity securities or warrants will not be subject to the Trust's 5% limitation on investment in preferred stock.

     Short-Term and Defensive Investments. In order to invest cash reserves or, on a temporary basis, during defensive periods or when, in the opinion of Mitchell Hutchins, no suitable longer-term securities are available, the Trust may invest in money market instruments of various types, including: (1) U.S. government securities; (2) notes and commercial paper of U.S. companies that are rated at least AA or A-2 by S&P or Aa or Prime-2 by Moody's or that have an equivalent rating from another NRSRO or that are unrated but that, at the time of investment, have been determined by Mitchell Hutchins to be of comparable quality to those that are so rated; (3) bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks; and (4) repurchase agreements with respect to any of the foregoing. Repurchase agreements are transactions in which the Trust purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Trust maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Trust if the other party to a repurchase agreement becomes bankrupt. The Trust intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of directors. Mitchell Hutchins reviews and monitors the creditworthiness of such institutions under the board's general supervision.

                  RISK FACTORS AND OTHER INVESTMENT PRACTICES

RETURN OF $15.00 PER SHARE

     Mitchell Hutchins manages the Trust's portfolio in an effort to return $15.00 per Share to investors on or about January 31, 2003. To the extent capital losses realized by the Trust are not offset by capital gains realized in the same or in subsequent years (subject to the eight year limit on capital loss carryforwards under the federal tax law) and by retained income on Zero Coupon Municipal Securities (and other retained income, if any), the Trust would be unable to distribute $15.00 per Share to its shareholders at the end of its term. Also, in order to avoid the imposition of federal income tax on any undistributed income and gains and the imposition of the Excise Tax, the Trust would need to distribute all or a substantial portion of any net capital gains (in excess of any available capital loss carryforwards) in the year in which they are realized (or, for income tax purposes, the succeeding year).

     The Trust's ability to return $15.00 per Share to investors on its termination date also is a function of, among other things, the ability of the issuers of the Corporate Debt Securities in which the Trust invests to make timely payments of interest and principal and the ability of Mitchell Hutchins to select and monitor such securities so as to avoid or minimize the potential impact of adverse financial developments affecting such issuers. These risks are increased by the Trust's investments in lower grade Corporate Debt Securities. See '--Lower Grade Securities.'

     Mitchell Hutchins seeks to manage the Trust's assets so that the Trust will not realize capital losses that are not offset by capital gains and by retained income on Zero Coupon Municipal Securities over the life of the Trust. The Trust expects to continue to retain an amount approximately equal to its income on the Zero Coupon Municipal Securities in its portfolio, provided that such retention is consistent with the Trust's continued qualification for treatment as a RIC for federal income tax purposes. Such retained income will serve to increase the net asset value of the Trust, and such increase will be available to offset net capital losses, if any. See 'Investment Objective and Policies.' No assurance can be given that such results will be achieved. Legal proceedings or negotiations to recover any defaulted principal or interest on securities may extend beyond the termination date of the Trust, and, in such case, shareholders would receive the net proceeds, if any, of such recoveries at a date following the termination date of the Trust.

INTEREST RATE SENSITIVITY

     The yield on debt securities depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the effective maturity, credit quality and rating of the security and, in the case of securities of Municipal Issuers, expectations regarding changes in income tax rates. Generally, the longer the effective maturity of such a security, the higher its yield and the greater its price sensitivity in response to changes in interest rates. The market value of debt securities, and accordingly the Trust's net asset value, normally will vary inversely with changes in interest rates. Such changes in the values of the securities held by the Trust will not affect the interest income derived from them but will affect the net asset value of Shares. Neither the issuance by, nor the guarantee of, a U.S. government agency, nor an investment grade rating for a security, constitutes assurance that the security will not fluctuate in value or that the Trust will receive the originally anticipated yield on the security.

     The yields on Specified Mortgage-Backed Securities (including IOs, POs (other than IOs and POs that are PAC Bonds) and inverse floating rate obligations), in which the Trust may invest up to 5% of its total assets, and on Zero Coupon Municipal Securities generally are more sensitive to changes in interest rates than most Mortgage-Backed Securities. The market value of Specified Mortgage-Backed Securities can be extremely volatile and such securities may become illiquid. In addition, the yields on most IOs and POs are extremely sensitive to the rate of principal payments (including prepayments), which can result in price volatility and, in the case of IOs, can result in the Trust failing to recoup fully its initial investment in such securities even though the securities may be issued or guaranteed by a U.S. government agency or be rated in the highest rating category. Due to their planned amortization structure, yields on IOs and POs that are PAC Bonds generally do not have the same sensitivity to prepayments as other IOs and POs unless, among other things, the actual prepayment experience on the underlying mortgage loans fails to fall within the range contemplated when the PAC Bonds were created. The Trust is not limited in its ability to invest in IOs and POs that are PAC Bonds. While Mitchell Hutchins will seek to limit the impact of these factors on the Trust, no assurance can be given that it will achieve this result.

LOWER GRADE SECURITIES

     The Trust may invest up to 35% of its total assets in lower grade Corporate Debt Securities. Investment in such securities involves a greater risk of non-payment or significant delay in payment, which non-payment or delay would have an adverse effect on income and dividends and may have an adverse effect on the ability of the Trust to preserve capital and to return $15.00 per Share to shareholders on or about January 31, 2003. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make interest and principal payments than is the case for higher grade Corporate Debt Securities. Lower grade Corporate Debt Securities are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and to involve major risk exposures to adverse conditions. The Trust may invest up to 5% of its total assets in securities that, at the time of investment, are rated below B by S&P or Moody's or that have an equivalent rating from another NRSRO or, if unrated, have been determined by Mitchell Hutchins to be of comparable quality to securities rated below B by S&P or Moody's. Such securities are considered by NRSROs to be highly speculative and may be in default. In the event that, due to fluctuation in the market value of the Trust's assets, downgrades or otherwise, an amount in excess of 10% of the Trust's total assets is invested in such securities, Mitchell Hutchins will seek to engage in an orderly disposition of such securities to the extent necessary to ensure that the Trust's holdings of such securities do not exceed 10% of the Trust's total assets. In addition, the Trust will not purchase a lower grade Corporate Debt Security of any one issuer if as a result more than 3% of its total assets would be invested in such lower grade Corporate Debt Securities of that issuer.

     Lower grade Corporate Debt Securities generally offer a higher current yield than that available from higher grade issues. However, lower grade Corporate Debt Securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest on, and increase the possibility of default of, such Corporate Debt Securities. In addition, the market for lower grade Corporate Debt Securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower grade Corporate Debt Securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower grade Corporate Debt Securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower grade Corporate Debt Securities generally is thinner and less active than that for higher quality securities, which may limit the Trust's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower grade securities, especially in a thinly traded market.

MARKET PRICE OF SHARES

     As is common with shares of closed-end investment companies, the Trust's shares have historically traded at a discount to their net asset value. See 'Trading History.' Whether an investor will realize gains or losses upon the sale of Shares will not depend directly upon changes in the Trust's net asset value, but will depend upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. The market price of the Shares is determined by such factors as relative demand for, and supply of, such Shares in the market, general market and economic conditions, changes in the Trust's net asset value and other factors beyond the control of the Trust. There is a risk that, for example, a shareholder who sells Shares of the Trust at a time when they are trading at a discount could incur a loss of capital even if the Trust's net asset value has not declined since the shareholder purchased the Shares. This market risk is separate and distinct from the risk that the Trust's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors and investors should not view the shares as a vehicle for trading purposes. In addition, net asset value and market price of the Shares may be more volatile than for a fund that invests exclusively in higher grade securities.

LEVERAGE

     The Trust may engage in leverage. Leveraging exaggerates changes in the net asset value of the Shares and in the yield on the Trust's portfolio, which may, in turn, result in increased volatility of the market price of the Shares. Leverage also creates interest expenses for the Trust, which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that the Trust will have to pay in connection with such leverage, the Trust's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of the Trust will be less than if leverage were not used, and therefore the amount available for distribution to shareholders will be reduced. The requirement that the Trust segregate a specified amount of cash or liquid securities with its Custodian in connection with the use of certain types of leverage could have an adverse effect on the income earned and dividends paid by the Trust. Because of the short-term nature of the funding available in the dollar roll and reverse repurchase markets, relatively low transactions costs, wide availability of funds at favorable terms and the ability to increase or decrease the amount of outstanding borrowing in a relatively short period of time, the Trust expects that substantially all of its leverage will be in the form of dollar rolls and reverse repurchase agreements.

     The Trust is authorized to borrow money for investment purposes in an amount up to 33 1/3% of its total assets (including the amount of the borrowing and any other indebtedness representing 'senior securities' under the 1940 Act but reduced by any liabilities and indebtedness other than senior securities). The Trust is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions, the payment of dividends and Share repurchases. Borrowing constitutes leverage, a speculative technique. The use of leverage will provide the opportunity for increased net income but, at the same time, will involve special risks. The Trust will only use leverage when Mitchell Hutchins believes that such leverage will benefit the Trust after taking such risks into consideration.

     Dollar Rolls. Dollar rolls are transactions in which the Trust sells Mortgage-Backed Securities or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. The Trust also may be compensated through the receipt of fee income equivalent to a lower forward price. Unless such benefits exceed the income, capital appreciation and gain or loss due to prepayments that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what such performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll, if required under policies of the SEC, the Trust's custodian segregates cash or liquid securities having a value not less than the forward purchase price. Dollar rolls will be considered borrowings and, accordingly, will be subject to the Trust's 33 1/3% limitation on borrowings.

     Dollar rolls involve certain risks including the risk that the broker-dealer to whom the Trust sells the security becomes insolvent, and that the instrument which the Trust is required to repurchase may be worth less than an instrument which the Trust originally held. Successful use of mortgage dollar rolls will depend upon Mitchell Hutchins' ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     Reverse Repurchase Agreements. The Trust may also engage in leverage by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date or upon demand and at a price reflecting a market rate of interest. At the time the Trust enters into a reverse repurchase agreement, an approved custodian segregates cash or liquid securities having a value not less than the repurchase price (including accrued interest). The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Trust invests those proceeds. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Trust might be unable to deliver them when the Trust seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements will be considered borrowings and, accordingly, will be subject to the Trust's 33 1/3% limitation on borrowings.


     Effect of Leverage. Based on the Trust's senior securities outstanding as of January 31, 1997, the Trust's portfolio would need to experience an annual return of 1.75% in order to cover the 5.95% annualized rate of interest on such senior securities. Such rate of interest is imputed from the difference between the forgone coupon interest on dollar rolls and the fee income collected on the dollar rolls. Such percentages are not necessarily indicative of the annualized rate of interest on the Trust's outstanding senior securities, or of the annual return necessary to cover such rate of interest, as of other dates. The following table may assist the investor in understanding the effects of leverage by illustrating the effect of leverage on return to a shareholder. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on
  Portfolio
  (Net of Expenses)......            -10%              -5%               0%     1.75%       5%         10%
Corresponding Return to
  Shareholder............         -16.90%           -9.71%           -2.52%       0%      4.67%     11.86%

LENDING OF PORTFOLIO SECURITIES

     The Trust is authorized to lend portfolio securities with a value of up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Trust's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Trust will retain authority to terminate any loans at any time. The Trust may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Trust will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Trust will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Trust's interest.

STRATEGIC TRANSACTIONS

     The Trust may use the investment strategies described below to hedge various market risks (such as the risk of changes in interest rates), to manage the effective maturity or interest rate sensitivity of its portfolio or to enhance income. New financial products and risk management techniques continue to be developed, and the Trust may use these products and techniques to the extent consistent with its investment objective and regulatory and tax considerations.

     In pursuing these investment strategies, the Trust may purchase and sell exchange-listed and OTC put and call options (including straddles and spreads) on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and enter into interest rate protection transactions, including interest swaps, caps, collars and floors (all of the foregoing transactions are referred to collectively as 'Strategic Transactions'). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Trust's portfolio, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities, to manage the effective maturity or interest rate sensitivity of the Trust's portfolio or to establish a position as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance income. The Trust may enter into Strategic Transactions under which up to 100% of its portfolio assets are at risk.

     The Trust might not employ any Strategic Transactions, and there can be no assurance that any Strategic Transactions used will succeed. The use of Strategic Transactions involves certain risks, including: (1) the fact that skills needed to use Strategic Transactions are different from those needed to select the Trust's securities; (2) possible imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of related portfolio positions; (3) the fact that, while Strategic Transactions can reduce risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related portfolio positions; and (4) the possible inability of the Trust to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Trust to sell a portfolio position at a disadvantageous time, due to the need for the Trust to maintain 'cover' or segregate assets in connection with Strategic Transactions and the possible inability of the Trust to close out or to liquidate its related portfolio position. Strategic Transactions also are subject to the risk that, if Mitchell Hutchins is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Trust would have been better off if it had not entered into the Strategic Transaction. See the SAI for additional information on Strategic Transactions.

ILLIQUID SECURITIES

     The Trust may invest up to 25% of its total assets (determined at the time of investment) in illiquid securities. Liquidity relates to the ability of the Trust to readily dispose of securities and the price to be paid therefor, but does not generally relate to credit risk or the likelihood of receipt of cash at maturity. The Trust may not be able to sell these securities when Mitchell Hutchins considers it desirable to do so or may have to sell them at a price lower than could be obtained if they were more liquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations and investment in such securities may have an adverse impact on net asset value.

     The illiquidity of securities often results from the absence of registration under the Securities Act of 1933 ('1933 Act'), from contractual restrictions on transfer, from the small size of an issue (relative to issues of comparable securities) or, particularly in the case of recently developed instruments, from undeveloped or partially developed trading markets. 'Illiquid securities' for this purpose are securities that cannot be disposed of within seven days at approximately the amount at which the Trust has valued the securities and includes, among other things, certain Zero Coupon Municipal Securities, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities and commercial paper that Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the Trust's board of directors. Under current guidelines of the staff of the SEC, IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate Mortgage-Backed Securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by the Trust's board of directors. All or a portion of the assets used as cover for OTC options also may be considered illiquid.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Trust may purchase debt securities on a when-issued basis or may purchase or sell debt securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery is made by the Trust prior to the actual delivery or payment by the other party to the transaction. The Trust does not accrue income with respect to a when-issued or delayed security prior to its stated delivery date. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuations in the value of the security from the time of the commitment date will affect the Trust's net asset value. When the Trust commits to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Trust's purchase commitment. Depending on market conditions, the Trust's when-issued and delayed delivery purchase commitments could cause its net asset value per Share to be more volatile because such securities may increase the amount by which the Trust's total assets, including the value of when-issued and delayed delivery securities held by the Trust, exceed its net assets.

PORTFOLIO TURNOVER

     For the last two fiscal years, the Trust's portfolio turnover rate was 391%

and 415%, respectively, which includes the effect of dollar rolls. Portfolio turnover may vary from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. Higher portfolio turnover (100% or more) results in higher Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The portfolio turnover rate is calculated by dividing the lesser of the Trust's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

OTHER INFORMATION

     The Trust's investment objective and certain investment limitations as described in the SAI are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of directors without shareholder approval.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS

     Subject to the supervision of the Trust's board of directors, investment advisory and administration services are provided to the Trust by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract dated as of February 12, 1993 ('Mitchell Hutchins Contract'). Mitchell Hutchins' principal business address is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of April 30, 1997, Mitchell Hutchins served as investment adviser or sub-adviser to 30 registered investment companies with 65 separate portfolios having aggregate assets of approximately $32.3 billion.

     Pursuant to the Mitchell Hutchins Contract, Mitchell Hutchins provides a continuous investment program for the Trust and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Trust and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Trust's board of directors, shareholders and regulatory authorities. The Trust pays Mitchell Hutchins, as investment adviser and administrator, a fee in an amount equal to an annual fee of 0.90% of the Trust's average weekly net assets, computed weekly and payable monthly.

     The Trust incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its Shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses, including costs or losses to any litigation. For the fiscal years ended January 31, 1997, January 31, 1996 and January 31, 1995, the Trust's total expenses, stated as a percentage of average net assets, were 1.18%, 1.05% and 1.05%, respectively. When adjusted to reflect imputed interest expenses attributable to forgone coupon interest on dollar rolls and the fee income collected on the average amount of dollar rolls outstanding as of the last day of each month during the fiscal years ended January 31, 1997, January 31, 1996 and January 31, 1995, the Trust's total expenses during that period were 3.70%, 3.64% and 3.36%, respectively, of average net assets.

     Thomas J. Libassi, Julieanna Berry and James F. Keegan are responsible for the day-to-day management of the Trust's portfolio. Mr. Libassi is a senior vice president and a portfolio manager of Mitchell Hutchins. From June 1986 to May 1994, he was a vice president of Keystone Custodian Funds with portfolio management responsibility for high yield debt securities. Mr. Libassi has held his Trust responsibilities since May 1994. Ms. Berry is a first vice president and a portfolio manager of Mitchell Hutchins and has been employed by Mitchell Hutchins as a portfolio manager since 1989. Ms. Berry has held her Trust responsibilities since February 1996. Mr. Keegan is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was director of fixed income strategy and research with Merrion Group, L.P. From 1987 to 1994, he was a vice president of Bankers Trust, where he was director of credit research for the global investment management group. Mr. Keegan has held his Trust responsibilities since April 1996.

     Other members of Mitchell Hutchins' fixed income group provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to the Trust's investments.

     Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Trust declares and pays monthly dividends from its net investment income. 'Net investment income,' as used herein, includes all interest (including accrued tax-exempt discount income on Zero Coupon Municipal Securities) and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains, net of the Trust's expenses. The Trust has retained, and currently intends to continue to retain, until its final liquidating distribution, an amount approximately equal to the tax-exempt income attributable to its Zero Coupon Municipal Securities, but in no event will it retain in any year more than 10% of its net investment income in that year. The Trust expects that all or a portion of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, in excess of available capital loss carryforwards will be distributed at least annually.

     Various factors may affect the level of the dividends and other distributions paid by the Trust, including the asset mix, interest rates, the remaining term of the Trust, the amount of leverage utilized by the Trust and the Trust's use of Strategic Transactions. A significant decline in market rates of interest could lead to a significant decline in the income earned and dividends paid by the Trust, while a significant increase in interest rates might lead to only a modest or no increase in the income earned and dividends paid by the Trust. The Trust's income and dividends may decline in its later years as its dollar-weighted average life is shortened in anticipation of its termination date. In addition, the Trust's investment in lower grade securities increases the risk of non-payment or a significant delay in payment on such securities, which non-payment or delay would have an adverse effect on the Trust's income and dividends. The Trust expects that a final liquidating distribution to shareholders of the net assets of the Trust will be made on or about the termination of the Trust.

     The Trust may not declare any dividend (other than a dividend payable in Shares), or any other distribution on the Shares, and may not purchase any Shares unless at the time of such declaration or purchase the amount of the Trust's obligations constituting senior securities does not exceed 33 1/3% of the Trust's total assets (computed as specified in the 1940 Act) after deducting the amount of such dividend, other distribution or purchase. See 'Description of the Shares--Share Repurchases and Tender Offers.'

DIVIDEND REINVESTMENT PLAN

     Under the Plan, all dividends and other distributions payable to shareholders whose Shares are registered in their own names, or in the name of PaineWebber (or its nominee), are automatically reinvested in additional Shares, unless they elect to receive cash. Shareholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by PNC Bank, National Association ('Transfer Agent'), as dividend disbursing agent. Shareholders whose Shares are held in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such other broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their Shares are transferred into the name of another broker or nominee.

     The Transfer Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make another distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy Shares in the open market, on the NYSE or otherwise, for the participants' accounts. Such Shares may be purchased at prices that are higher or lower than the net asset value per Share at the time of purchase. The number of Shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per Share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Trust will not issue any new Shares in connection with the Plan. The Transfer Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Transfer Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions are paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions does not relieve participants of any income tax that may be payable on such distributions. See 'Taxation.'

     A shareholder who has elected to participate in the Plan may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the shareholder's name and address as they appear on the Share certificate or in the Transfer Agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all Plan participants. All correspondence concerning the Plan should be directed to the Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                                    TAXATION

     The Trust intends to continue to qualify for treatment as a RIC under the Internal Revenue Code. For each taxable year that the Trust so qualifies, it (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain transactions) and net capital gain that is distributed to its shareholders. To continue to qualify for such treatment as a RIC, the Trust must, among other things, distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and net tax-exempt income (including original issue discount on Zero Coupon Municipal Securities) ('Distribution Requirement'). The Trust's distributions for any taxable year, for purposes of determining both its income tax liability and whether it satisfies the Distribution Requirement (but not its liability for the Excise
Tax), include not only distributions made during the year but also distributions made within 12 months after the end of the year that satisfy certain specific requirements (known as 'spillover distributions'). Spillover distributions, if any, will be taxable to each shareholder for his taxable year in which they are received, not the Trust's taxable year to which they relate. The Trust might need to utilize the spillover distribution mechanism to avoid income tax liability and/or maintain its continued qualification for treatment as a RIC.

     Dividends from the Trust's net investment income (including dividends attributable to any tax-exempt interest income or original issue discount and net short-term capital gain, if any) are taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether received in cash or reinvested in additional Shares. It is not expected that any portion of the Trust's distributions will be eligible for the dividends-received deduction available for corporations.

     Distributions of the Trust's net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of the length of time they have held their Shares. (The Trust's distributable net capital gain for any taxable year equals its net capital gain realized during the year less any available capital loss carryforwards. At January 31, 1997, the Trust had a net capital loss carryforward of $11,059,831.) The Trust may decide to retain for reinvestment all or a portion of its net capital gain and to pay tax on the undistributed portion. If the Trust did so, it would designate that portion as undistributed capital gains by notice to its shareholders. In that event, each person who was a shareholder of record on the last day of the Trust's taxable year would be required to include his proportionate share of the designated gains in calculating his own long-term capital gains. Each such shareholder would be allowed, however, to credit against his federal income tax liability his proportionate share of the income tax imposed on the Trust with respect to the undistributed capital gains and to increase the basis of his Shares by 65% of his proportionate share of those gains.

     A participant in the Plan is treated as having received a distribution in the amount of cash used to purchase Shares on his behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. An investor should be aware that if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and could receive some portion of the price back as a taxable distribution. Shareholders who are not liable for tax on their income and whose shares are not debt-financed are not required to pay tax on dividends or other distributions that they receive from the Trust.

     Dividends and other distributions declared by the Trust in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Trust and received by the shareholders on December 31 of that year if the distributions are paid by the Trust during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls. The Trust notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

     Upon a sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Trust) or upon receiving a distribution in liquidation of the Trust, a shareholder generally will recognize a taxable gain or loss (equal to the difference between his adjusted basis for the Shares and the amount realized), which will be treated as a capital gain or loss if the Shares are capital assets in the shareholder's hands and will be a long-term capital gain or loss if the Shares have been held for more than one year. Notwithstanding this general rule, however, any loss realized on a sale or exchange of Shares (1) will be treated as a long-term, rather than as a short-term, capital loss to the extent of the sum of any capital gain distributions received thereon plus any undistributed capital gains designated with respect thereto, if the Shares were held for six months or less, and (2) will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as the result of participation in the Plan), in which event the replacement Shares' basis would be adjusted to reflect the disallowed loss.

     The Trust is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Trust with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     The Trust is not intended to be an investment for non-U.S. persons.

     The foregoing is only a summary of some of the important federal tax considerations affecting the Trust and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers.

                           DESCRIPTION OF THE SHARES

     The Trust is authorized to issue 100 million shares of common stock, $.001 par value. The information contained under this heading is subject to the provisions contained in the Trust's Articles of Incorporation ('Articles') and By-Laws.

THE SHARES

     Shares of the Trust have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The Shares are fully paid and nonassessable. Shareholders are entitled to one vote per Share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any directors.

     Under the Articles, the Trust will terminate on or about January 31, 2003, without shareholder approval. In connection with such termination, the Trust will liquidate all of its assets and distribute to shareholders the net proceeds therefrom after making appropriate provision for any liabilities of the Trust. Prior to such termination, however, the board of directors of the Trust will consider whether it is in the best interests of the shareholders to terminate and liquidate the Trust without shareholder approval notwithstanding the provision of the Articles. In considering the matter, the board of directors will take into account, among other factors, the adverse effect which capital losses realized upon disposition of securities in connection with liquidation (if any such losses are anticipated) would have on the Trust and its shareholders. In the event that the board of directors determines that under the circumstances, termination and liquidation of the Trust on or about January 31, 2003, without a shareholder vote would not be in the best interests of shareholders, the board of directors will call a special meeting of shareholders to consider an appropriate amendment to the Articles. The Articles require the affirmative vote of the holders of at least 66 2/3% of outstanding Shares to approve such an amendment. The foregoing provisions of the Articles are governed by the laws of the State of Maryland and not the 1940 Act. Under the rules of the NYSE applicable to listed companies, the Trust is normally required to hold an annual meeting of shareholders in each year. If for any reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Trust may decide not to hold annual meetings of shareholders.

     Any additional offerings of the Shares, if made, will require approval of its board of directors and will be subject to the requirement of the 1940 Act that Shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing shareholders or with the consent of the holders of at least a majority of the Trust's outstanding voting securities.

     The following chart indicates the Shares outstanding as of May 15, 1997.

                                                              AMOUNT OUTSTANDING
                                                             EXCLUSIVE OF AMOUNT
                                          AMOUNT HELD BY             HELD
                                        REGISTRANT OR FOR    BY REGISTRANT OR FOR
                                               ITS                   ITS
TITLE OF CLASS    AMOUNT AUTHORIZED          ACCOUNT               ACCOUNT
---------------  --------------------  --------------------  --------------------
Common Stock...          100,000,000             0                13,706,667

SHARE REPURCHASES AND TENDER OFFERS


     In recognition of the possibility that the Shares might trade at a discount from net asset value and that any such discount may not be in the best interest of shareholders, the Trust's board of directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the board, in consultation with Mitchell Hutchins, at least annually considers whether to repurchase

Shares in the open market or to make a tender offer for the Shares at their net asset value. At such times, the board may consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Trust, whether such transactions would impair the Trust's status as a RIC, general economic conditions and such other events or conditions that the board believes may have a material effect of the Trust's ability to consummate such transactions. The board may at any time, however, decide that the Trust should not repurchase shares or make a tender offer. Under certain circumstances, it is possible that open market repurchases or tender offers may constitute a distribution under the Internal Revenue Code to the remaining shareholders of the Trust. The Trust may borrow to finance repurchases and tender offers. Interest on any such borrowings will reduce the Trust's net income. See 'Additional Information--Share Repurchases and Tender Offers' in the SAI.

     There is no assurance that the board of directors will decide to undertake either Share repurchases or tender offers or that, if undertaken, such acts will result in the Shares trading at a price that is equal or close to its net asset value per Share.

     Although the board of directors believes that Share repurchases and tender offers generally would have a favorable effect on the market price of the Shares, it should be recognized that the Trust's acquisition of Shares would decrease its total assets and therefore have the effect of increasing its expense ratio and decreasing the asset coverage with respect to any outstanding borrowings. Because of the nature of the Trust's investment objective, policies and portfolio, under current market conditions Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material adverse effect on the Trust's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate Share repurchases and tender offers; however, this may not always be the case.

     Any tender offer made by the Trust for its Shares generally would be at a price based on the net asset value of the Shares on a date subsequent to the Trust's receipt of all tenders. Each offer would be made, and the shareholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering Shares would pay to the Trust's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering shareholder and would not be deducted from the proceeds of the purchase. The Transfer Agent would receive the fee as an offset to these costs. The Trust expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their Shares. Costs associated with the tender would be charged against capital.

     Tendered Shares that have been accepted and purchased by the Trust will be held in the Trust's treasury until retired by the board of directors. If treasury Shares are retired, Shares issued and outstanding and capital in excess of par will be reduced. If tendered Shares are not retired, the Trust may hold, sell or otherwise dispose of the Shares for any lawful corporate purpose as determined by the board of directors.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Trust's Articles contain provisions that have the effect of limiting:
(1) the ability of other entities or persons to acquire control of the Trust;
(2) the Trust's freedom to engage in certain transactions; and (3) the ability of the Trust's directors or shareholders to amend the Articles. These provisions of the Articles may be regarded as 'anti-takeover' provisions. Under Maryland law and the Trust's Articles, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Trust with another corporation, a merger of the Trust with or into another corporation (except for certain mergers in which the Trust is the successor), a statutory share exchange in which the Trust is not the successor, a sale or transfer of all or substantially all of the Trust's assets, the dissolution of the Trust and any amendment to the Trust's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Shares of the Trust's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles relating to such transactions:

     (1) merger, consolidation or statutory share exchange of the Trust with or into any other corporation;

     (2) issuance of any securities of the Trust to any person or entity for cash;

     (3) sale, lease or exchange of all or any substantial part of the assets of the Trust to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

     (4) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Trust (a 'Principal Shareholder'). A similar vote also would be required for any amendment of the Articles to convert the Trust to an open-end investment company by making any class of the Trust's capital stock a 'redeemable security,' as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the board of directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Trust's assets or the conversion of the Trust to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding Shares would nevertheless be required. Reference is made to the Articles, on file with the SEC, for the full text of these provisions.

     The provisions of the Articles described above and the Trust's right to repurchase or make a tender offer for its Shares could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See 'Description of the Shares--Share Repurchases and Tender Offers.' The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management, investment objective and policies. The board of directors of the Trust has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Trust and its shareholders.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Trust's assets. PNC Bank, National Association, whose principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110, is the Trust's transfer and dividend disbursing agent and registrar.


                              FURTHER INFORMATION

     Further information concerning these securities and the Trust may be found in the Registration Statement, of which this Prospectus and the Trust's SAI constitute a part, on file with the SEC.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

The Table of Contents for the SAI is as follows:

                                                                      PAGE
                                                                   ----------

Investment Policies and Restrictions.............................           1
Investment Limitations...........................................           6
Strategic Transactions...........................................           7
Directors and Officers...........................................          14
Control Persons and Principal Holders of Securities..............          21
Investment Advisory Arrangements.................................          21
Portfolio Transactions...........................................          22
Valuation of Shares..............................................          24
Taxation.........................................................          25
Additional Information...........................................          27
Financial Statements.............................................          28
Appendix A.......................................................         A-1
Appendix B.......................................................         B-1

                                   APPENDIX A

                      TYPES OF MORTGAGE-BACKED SECURITIES

     The Trust may invest in the following types of Mortgage-Backed Securities. New types of Mortgage-Backed Securities are developed and marketed from time to time and, consistent with its investment limitations, the Trust expects to invest in those new types of Mortgage-Backed Securities that Mitchell Hutchins believes may assist the Trust in achieving its investment objective. Similarly, the Trust may invest in Mortgage-Backed Securities issued by new or existing governmental or private issuers other than those identified in this Appendix and in the Statement of Additional Information.

GINNIE MAE CERTIFICATES

     Ginnie Mae guarantees certain mortgage pass-through certificates ('Ginnie Mae certificates') that are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, 'Private Mortgage Lenders') and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are 'passed through' to certificateholders, such as the Trust. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

FANNIE MAE CERTIFICATES

     Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as 'conventional mortgage loans' or 'conventional loans') through its mortgage purchase and Mortgage-Backed Securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ('Fannie Mae certificates'), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

FREDDIE MAC CERTIFICATES

     Freddie Mac also facilitates a national secondary market for conventional residential and U.S government-insured mortgage loans through its mortgage purchase and Mortgage-Backed Securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ('PCs') and guaranteed mortgage certificates ('GMCs'). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES

     Mortgage-Backed Securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such Mortgage-Backed Securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other Mortgage-Backed Securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, they normally are structured with one or more types of credit enhancement. See '--Types of Credit Enhancement.' Such credit enhancements do not protect investors from changes in market value.

     The Resolution Trust Corporation ('RTC'), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets included, among other things, single family and multifamily mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle through which it sold Mortgage-Backed Securities. RTC Mortgage-Backed Securities represent pro rata interests in pools of mortgage loans that RTC acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS

     CMOs are debt obligations that are collateralized either by mortgage loans, mortgage pass-through securities or other CMOs (such collateral collectively being called 'Mortgage Assets'). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal and interest on the Mortgage Assets (and, in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a 'tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or discount from, par value. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying Mortgage

Assets (the interest-only or 'IO' class) and one class will be entitled to receive all or a portion of the principal but none of the interest (the principal-only or 'PO' class). IOs and POs may also be created from Mortgage-Backed Securities that are not CMOs. The yields on IOs, POs and other Mortgage-Backed Securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepayments) on the underlying Mortgage Assets. If the Mortgage Assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully its initial investment even if the security is government issued or guaranteed or is rated AAA or the equivalent.

     While the market values of particular securities in which the Trust invests may be volatile, or may become volatile under certain conditions, Mitchell Hutchins seeks to manage the Trust so that the volatility of the Trust's portfolio, taken as a whole, is consistent with the Trust's investment objective. If Mitchell Hutchins incorrectly forecasts interest rate changes or other factors that may affect the volatility of securities held by the Trust, the Trust's ability to meet its investment objective may be reduced.

ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES

     ARM Mortgage-Backed Securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as 'ARMs'). ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ('negative amortization'), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     The rates of interest payable on certain ARMs, and therefore on certain ARM Mortgage-Backed Securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index ('COFI'), that tend to lag behind changes in market interest rates. The values of ARM Mortgage-Backed Securities supported by ARMs that adjust based on lagging indices tend to be more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM Mortgage-Backed Securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     Floating Rate Mortgage-Backed Securities are classes of Mortgage-Backed Securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM Mortgage-Backed Securities, interest rate adjustments on Floating Rate Mortgage-Backed Securities may be based on indices that lag behind market interest rates. Interest rates on Floating Rate Mortgage-Backed Securities generally are adjusted monthly. Floating Rate Mortgage-Backed Securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

TYPES OF CREDIT ENHANCEMENT

     To lessen the effect of failures by obligors on Mortgage Assets to make payments, Mortgage-Backed Securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection; and
(2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Trust will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security.

     Examples of credit enhancement arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'spread accounts' or 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

SPECIFIED MORTGAGE-BACKED SECURITIES

     Specified Mortgage-Backed Securities include IOs, POs (other than IOs and POs that are PAC Bonds) or inverse floating rate obligations or other types of Mortgage-Backed Securities that may be developed in the future and that are determined by Mitchell Hutchins to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations. An IO is a class of Mortgage-Backed Security that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying Mortgage Assets; a PO is a class of Mortgage-Backed Security that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying Mortgage Assets.

     Mortgage-Backed Securities that constitute inverse floating rate obligations are Mortgage-Backed Securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate Mortgage-Backed Security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate Mortgage-Backed Security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations are subject to greater risk of fluctuation than other Mortgage-Backed Securities, and such fluctuations could adversely affect the ability of the Trust to achieve its investment objective.

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     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR PAINEWEBBER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----

Trust Expenses.................................     2
Prospectus Summary.............................     3
Financial Highlights...........................    12
The Trust......................................    14
The Offering...................................    14
Use of Proceeds................................    14
Trading History................................    14
Investment Objective and Policies..............    15
Risk Factors and Other Investment Practices....    20
Management of the Trust........................    26
Dividends and Other Distributions;
  Dividend Reinvestment Plan...................    28
Taxation.......................................    29
Description of the Shares......................    31
Custodian, Transfer and Dividend Disbursing
  Agent and Registrar..........................    33
Further Information............................    33
Table of Contents of
  Statement of Additional Information..........    34
Appendix A.....................................   A-1

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                                  All-American
                                Term Trust Inc.
                                  Common Stock

                            ------------------------
                                   PROSPECTUS
                            ------------------------

                            PaineWebber Incorporated

                            ------------------------

                                  JUNE 1, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Copyright) 1997 PaineWebber, Inc.

                          ALL-AMERICAN TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     All-American Term Trust Inc. ('Trust') is a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in connection therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. No assurance can be given that the Trust will be able to achieve its investment objective.

     Shares of the Trust's common stock ('Shares') may be offered from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker. PaineWebber may (but is not obligated to) make such a secondary market.

     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber, serves as investment adviser and administrator of the Trust. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Trust's current Prospectus, dated June 1, 1997. Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained by contacting PaineWebber at 1285 Avenue of the Americas, New York, New York 10019, or calling 1-800-852-4750. This Statement of Additional Information is dated June 1, 1997.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Trust's investment policies and limitations.

YIELD FACTORS AND RATINGS

     Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ('S&P'), and other nationally recognized statistical ratings organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations. The Trust uses these ratings in connection with its determination as to whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. See Appendix A to this Statement of Additional Information for a more complete description of S&P's and Moody's securities ratings. The Trust may invest in non-rated securities determined by Mitchell Hutchins, at the time of investment, to be of comparable quality to rated securities in which the Trust may invest. The Trust will be more dependent upon Mitchell Hutchins' investment analysis of such non-rated securities than in the case of rated securities. Such securities are included in the computation of any percentage limitations applicable to comparable rated securities.

SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES AND ASSET-BACKED
SECURITIES

     The yield characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. As a result, if the securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the securities are purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. In general, prepayments are likely to be greater during a period of decreasing interest rates and such prepayments are likely to be reinvested at lower interest rates than the yield of the securities prepaid. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on Asset-Backed Securities but the receivables underlying Asset-Backed Securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the Asset-Backed Securities may commence at an earlier date. Mortgage-Backed Securities and Asset-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to 'lock-in' at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     ARMs underlying ARM Mortgage-Backed Securities generally provide that the borrower's mortgage interest rate may not be adjusted over a specified lifetime maximum rate. ARMs also may provide for limitations on the maximum amount by which the borrower's mortgage interest rate may adjust for any single adjustment period or by which the borrower's required monthly payment may adjust for any single adjustment period. Similarly, interest rate changes on Floating Rate Mortgage-Backed Securities are subject to lifetime interest rate caps. Interest rates on ARMs generally are reset only at monthly or longer intervals. Interest rate changes on ARM and Floating Rate Mortgage-Backed Securities may be based on indices that tend to lag behind changes in market rates. Accordingly, the coupon rate on such Mortgage-Backed Securities often lags behind changes in short-term interest rates, which may negatively affect the market value in periods of increasing interest rates. The market value of ARM and Floating Rate Mortgage-Backed Securities may be affected adversely if prevailing interest rates increase beyond the applicable limits on interest rate or interest payment adjustments. Since the indices applicable to certain ARMs are at times affected by factors unrelated to changes in prevailing interest rates, the coupon rate on ARM Mortgage-Backed Securities could, under some circumstances, be adjusted at a rate or in a direction that does not reflect prevailing interest rates, which could adversely affect the market value of the securities. In periods of declining interest rates, the market values of ARM and Floating Rate Mortgage-Backed Securities generally will increase to a lesser extent, if at all, than the values of fixed rate Mortgage-Backed Securities.

     The rate of interest on Mortgage-Backed Securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, such as Ginnie Mae, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the Mortgage-Backed Securities and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of Mortgage-Backed Securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Trust.

ZERO COUPON MUNICIPAL SECURITIES

     As indicated in the Prospectus, the Trust may invest in zero coupon securities that are issued for various public purposes by or on behalf of municipal issuers or that are created by investment banks or other private parties that separate the interest and principal components of an interest-paying security that has been previously issued by or on behalf of a municipal issuer (collectively, 'Zero Coupon Municipal Securities').

     The two principal classifications of the debt obligations of municipal issuers are (1) 'general obligation' bonds and (2) 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy taxes. There are variations in the security and credit quality of municipal obligations, both within a particular classification and between classifications, depending on numerous factors. The yields and market values of municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, the condition of the municipal obligation market, prevailing income tax rates, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Zero Coupon Municipal Securities do not entitle the holder to periodic payments prior to maturity and therefore are issued and traded at a discount from their face or par value. In the absence of financial difficulties of the issuer, the discount generally decreases as the maturity of the security approaches. Zero Coupon Municipal Securities can be sold prior to their maturity dates in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer.

     The market prices of Zero Coupon Municipal Securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such other securities. Many of the types of Zero Coupon Municipal Securities in which the Trust may invest are currently categorized as illiquid under guidelines of the staff of the Securities and Exchange Commission ('SEC'). See '--Illiquid Securities.'

ASSET-BACKED SECURITIES


     Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities or other securities in which the Trust may invest. Primarily, these securities do not have the benefit of a security interest in collateral that is comparable to first lien mortgage loans. Credit card receivables are generally unsecured, and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

CONVERTIBLE SECURITIES

     As indicated in the Prospectus, the Trust may invest in convertible securities. The value of a convertible security is a function of its 'investment value' (determined by its yield compared with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its 'conversion value' (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     The Trust has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Convertible debt securities will be considered to be Corporate Debt Securities for purposes of the percentage limitations relating to the ratings of Corporate Debt Securities in which the Trust may invest.

ILLIQUID SECURITIES

     As indicated in the Prospectus, the Trust may invest up to 25% of its total assets (determined at the time of investment) in illiquid securities. 'Illiquid securities' for this purpose are securities that cannot be disposed of within seven days at approximately the amount at which the Trust has valued the securities and includes, among other things, certain Zero Coupon Municipal Securities, purchased OTC options, repurchase agreements maturing in more than seven days, certain IOs and POs and restricted securities other than Rule 144A securities and commercial paper that Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the Trust's board of directors.

     Restricted securities may be sold only in privately negotiated or Rule 144A transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than prevailed when it decided to sell. See 'Risk Factors and Other Investment Practices--Illiquid Securities' in the Prospectus.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ('NASD'). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Trust, however, could affect adversely the marketability of such portfolio securities, and the Trust might be unable to dispose of such securities promptly or at favorable prices.

     The Trust's board of directors has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Trust's portfolio and reports periodically on such decisions to the board of directors.

                             INVESTMENT LIMITATIONS

     All investment policies of the Trust may be changed by the Trust's board of directors without shareholder approval, except for the Trust's investment objective and the following fundamental investment limitations, which cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust or (b) 67% or more of such Shares present at a shareholders' meeting if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Trust's investment policies. As fundamental investment limitations, the Trust may not:

           (1) purchase securities of any one issuer if, as a result, more than 5% of the Trust's total assets would be invested in securities of that issuer or the Trust would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Trust's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

           (2) purchase any security if, as a result of that purchase, 25% or more of the Trust's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

           (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Trust's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Trust may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


           (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

           (5) engage in the business of underwriting securities of other issuers, except to the extent that the Trust might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

           (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in Mortgage-Backed Securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Trust may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

           (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Trust may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     The following interpretations apply to, but are not a part of, fundamental restriction (1):

            Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Trust exceeds 10% of the Trust's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.


            Mortgage-Backed and Asset-Backed Securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and Mortgage-Backed and Asset-Backed Securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     The following investment restrictions are not fundamental and may be changed by the Trust's board of directors without shareholder approval.

     The Trust will not:

           (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

           (2) engage in short sales of securities or maintain a short position, except that the Trust may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                             STRATEGIC TRANSACTIONS

     As discussed in the Prospectus, the Trust may purchase and sell a variety of financial instruments ('Strategic Transactions'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and interest rate protection transactions, for the purposes described in the Prospectus under 'Risk Factors and Other Investment Practices--Strategic Transactions.'

     Strategic Transactions that are entered into for hedging or other risk management purposes can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a Strategic Transaction intended to partially or fully offset potential declines in the value of one or more investments held in the Trust's portfolio. Thus, in a short hedge the Trust takes a position in a Strategic Transaction the price of which is expected to move in the opposite direction of the price of the investment being hedged. For example, the Trust might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Trust could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Trust might be able to close out the put option and realize a gain to offset the decline in the value of the security.


     Conversely, a long hedge is a Strategic Transaction intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Trust intends to acquire. Thus, in a long hedge the Trust takes a position in a Strategic Transaction the price of which is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Trust might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Trust could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Trust might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     The use of Strategic Transactions is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, the Trust's ability to use Strategic Transactions will be limited by tax considerations. See 'Taxation.'

     In addition to the products, strategies and risks described below, Mitchell Hutchins expects additional opportunities to develop in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Trust's investment objectives and permitted by the Trust's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF STRATEGIC TRANSACTIONS

     The use of Strategic Transactions involves special considerations and risks, as described below. Risks pertaining to particular Strategic Transactions are described in the sections that follow.

          (1) Successful use of most Strategic Transactions depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Strategic Transactions, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions. For example, if the value of Strategic Transactions used to hedge related portfolio positions against market decline increased by less than the decline in value of the related portfolio positions, the strategy would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio positions, such as speculative or other pressures on the markets in which Strategic Transactions are traded. The effectiveness of Strategic Transactions involving indices will depend on the degree of correlation between price movements in the indices and price movements in the related portfolio positions.


          (3) Strategic Transactions, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the related portfolio positions. However, Strategic Transactions can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the positions. For example, if the Trust entered into a Strategic Transaction to hedge a related portfolio position because Mitchell Hutchins projected a decline in the price of that position, and the price of that position increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Strategic Transaction. Moreover, if the price of the Strategic Transaction declined by more than the increase in the price of the position, the Trust could suffer a loss. In either such case, the Trust would have been in a better position had it not entered into the Strategic Transaction at all.

          (4) As described below, the Trust might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). If the Trust were unable to close out its positions in such Strategic Transactions, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Trust's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, require that the Trust sell a portfolio security at a disadvantageous time or require that the Trust maintain investments in higher rated securities than it would otherwise purchase, thereby potentially reducing the Trust's income and dividends to shareholders. The Trust's ability to close out a position in a Strategic Transaction prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the 'counterparty') to enter into a transaction closing out the position. Therefore, there is no assurance that any Strategic Transaction can be closed out at a time and price that is favorable to the Trust.

COVER FOR STRATEGIC TRANSACTIONS

     Strategic Transactions, other than purchased options, expose the Trust to an obligation to another party. The Trust will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Trust will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Strategic Transaction is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Trust's assets to cover or segregated accounts could impede portfolio management or the Trust's ability to meet current obligations.

OPTIONS

     The Trust may purchase and write (sell) put and call options on U.S. government securities, Mortgage-Backed Securities and corporate debt securities. The Trust also may purchase and sell put and call options on securities indices and other financial indices. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Trust to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Trust would expect to suffer a loss. Writing covered call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Trust will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, all or a portion of the securities or other assets used as cover would be considered illiquid. See 'Risk Factors and Other Investment Practices--Illiquid Securities' in the Prospectus.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Trust may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Trust may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Trust may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Trust to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Trust may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Trust and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.

Thus, when the Trust purchases or writes an OTC option, it relies on its counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Trust as well as the loss of any expected benefit of the transaction.

     Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is the contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Trust's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Trust intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Trust will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Trust, there is no assurance that the Trust will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Trust might be unable to close out an OTC option position at any time prior to its expiration.

     If the Trust were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Trust would result in the Trust being unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES


     The Trust may purchase and sell financial index futures, other interest rate futures and options thereon. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Trust's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Trust's portfolio, the Trust may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Trust's portfolio, the Trust may buy a futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Trust is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Trust at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Trust's obligations with respect to an open futures position. When the Trust purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Trust purchases or sells a futures contract or writes an option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Trust has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Trust intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market.

However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Trust will not trade options or futures on any exchange on board of trade unless, in Mitchell Hutchins' opinion, the liquidity risks for such options are not greater than the corresponding risks for futures.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Trust were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Trust would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Trust would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

GUIDELINES FOR FUTURES AND RELATED OPTIONS

     In view of the risks involved in using the futures and options strategies that are described above, the Trust does not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Trust's existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the Trust's total assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This guideline may be modified by the Trust without shareholder vote. For purposes of this guideline, options on futures contracts traded on a commodities exchange are considered 'related options.' Adoption of this guideline will not limit the percentage of the Trust's assets at risk to 5%.

COMBINED TRANSACTIONS

     The Trust may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions ('component' transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Mitchell Hutchins, it is in the best interests of the Trust to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Mitchell Hutchins' judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

TYPES OF INSTRUMENTS

     The instruments used by the Trust in effecting Strategic Transactions include the following:

     OPTIONS ON SECURITIES--A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or upon expiration. The writer of the put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges.

     OPTIONS ON INDICES OF SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

     FINANCIAL INDEX FUTURES CONTRACTS--An index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE FUTURES CONTRACTS--An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of debt security called for in the contract at a specified future time and at a specified price.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

     INTEREST RATE PROTECTION TRANSACTIONS--The Trust may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the

'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level on predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

     The Trust would enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Trust would use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.


     The Trust may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities, marked to market daily, having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Trust also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Trust.

     The Trust will enter into interest rate protection transactions only with banks and recognized securities dealers or their affiliates believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of directors. If there is a default by the other party to such a transaction, the Trust will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                             DIRECTORS AND OFFICERS

     The overall management of the business and affairs of the Trust is vested with its board of directors. The board of directors approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Trust are delegated to its officers and to Mitchell Hutchins, subject always to the investment objective and policies of the Trust and to general supervision by the Trust's board of directors.

     The business addresses, ages and principal occupations during the past five years of the directors and executive officers of the Trust are:


                                     POSITION                         PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS*        WITH THE TRUST                       DURING PAST FIVE YEARS
------------------------------  ------------------  ------------------------------------------------------------
Margo N. Alexander**; 50           Director and     Mrs. Alexander is president, chief executive officer and a
                                    President         director of Mitchell Hutchins (since January 1995) and an
                                                      executive vice president and director of PaineWebber. Mrs.
                                                      Alexander is president and a director or trustee of 29
                                                      investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

Richard Q. Armstrong; 61             Director       Mr. Armstrong is chairman and principal of RQA Enterprises
78 West Brother Drive                                 (management consulting firm) (since April 1991 and
Greenwich, CT 06830                                   principal occupation since March 1995). Mr. Armstrong is
                                                      also a director of Hi Lo Automotive, Inc. He was chairman
                                                      of the board, chief executive officer and co-owner of
                                                      Adirondack Beverages (producer and distributor of soft
                                                      drinks and sparkling/still waters) (October 1993-March
                                                      1995). He was a partner of The New England Consulting
                                                      Group (management consulting firm) (December
                                                      1992-September 1993). He was managing director of LVMH
                                                      U.S. Corporation (U.S. subsidiary of the French luxury
                                                      goods conglomerate, Luis Vuitton Moet Hennessey
                                                      Corporation) (1987-1991) and chairman of its wine and
                                                      spirits subsidiary, Schieffelin & Somerset Company
                                                      (1987-1991). Mr. Armstrong is a director or trustee of 28
                                                      investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

E. Garrett Bewkes, Jr.**; 70       Director and     Mr. Bewkes is a director of Paine Webber Group Inc. ('PW
                                 Chairman of the      Group') (holding company of PaineWebber and Mitchell
                                Board of Directors    Hutchins). Prior to December 1995, he was a consultant to
                                                      PW Group. Prior to 1988, he was chairman of the board,
                                                      president and chief executive officer of American Bakeries
                                                      Company. Mr. Bewkes is also a director of Interstate
                                                      Bakeries Corporation and NaPro BioTherapeutics, Inc. Mr.
                                                      Bewkes is a director or trustee of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.

                                     POSITION                         PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS*        WITH THE TRUST                       DURING PAST FIVE YEARS
------------------------------  ------------------  ------------------------------------------------------------
Richard R. Burt; 50                  Director       Mr. Burt is chairman of International Equity Partners

1101 Connecticut Avenue, N.W.                         (international investments and consulting firm) (since
Washington, D.C. 20036                                March 1994) and a partner of McKinsey & Company
                                                      (management consulting firm) (since 1991). He is also a
                                                      director of American Publishing Company and
                                                      Archer-Daniels-Midland Co. (agricultural commodities). He
                                                      was the chief negotiator in the Strategic Arms Reduction
                                                      Talks with the former Soviet Union (1989-1991) and the
                                                      U.S. Ambassador to the Federal Republic of Germany
                                                      (1985-1989). Mr. Burt is a director or trustee of 28
                                                      investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

Mary C. Farrell**; 47                Director       Ms. Farrell is a managing director, senior investment
                                                      strategist and member of the Investment Policy Committee
                                                      of PaineWebber. Ms. Farrell joined PaineWebber in 1982.
                                                      She is a member of the Financial Women's Association and
                                                      Women's Economic Roundtable and is employed as a regular
                                                      panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York University's
                                                      Stern School of Business. Ms. Farrell is a director or
                                                      trustee of 28 investment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as investment adviser.

Meyer Feldberg; 55                   Director       Mr. Feldberg is Dean and Professor of Management of the
Columbia University                                   Graduate School of Business, Columbia University. Prior to
101 Uris Hall                                         1989, he was president of the Illinois Institute of
New York, New York 10027                              Technology. Dean Feldberg is also a director of K-III
                                                      Communications Corporation, Federated Department Stores,
                                                      Inc. and Revlon, Inc. Dean Feldberg is a director or
                                                      trustee of 28 investment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as investment adviser.

                                     POSITION                         PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS*        WITH THE TRUST                       DURING PAST FIVE YEARS
------------------------------  ------------------  ------------------------------------------------------------
George W. Gowen; 67                  Director       Mr. Gowen is a partner in the law firm Dunnington, Bartholow
666 Third Avenue                                      & Miller. Prior to May 1994, he was partner in the law
New York, New York 10017                              firm of Fryer, Ross & Gowen. Mr. Gowen is a director of
                                                      Columbia Real Estate Investments, Inc. Mr. Gowen is a
                                                      director or trustee of 28 investment companies for which
                                                      Mitchell Hutchins or PaineWebber serves as investment
                                                      adviser.

Frederic V. Malek; 60                Director       Mr. Malek is chairman of Thayer Capital Partners (merchant
1455 Pennsylvania Avenue, N.W.                        bank). From January 1992 to November 1992, he was campaign
Suite 350                                             manager of Bush-Quayle '92. From 1990 to 1992, he was vice

Washington, D.C. 20004                                chairman and, from 1989 to 1990, he was president of
                                                      Northwest Airlines Inc., NWA Inc. (holding company of
                                                      Northwest Airlines Inc.) and Wings Holdings Inc. (holding
                                                      company of NWA Inc.). Prior to 1989, he was employed by
                                                      the Marriott Corporation (hotels, restaurants, airline
                                                      catering and contract feeding), where he most recently was an executive vice president and president of Marriott
                                                      Hotels and Resorts. Mr. Malek is also a director of
                                                      American Management Systems, Inc. (management consulting
                                                      and computer related services), Automatic Data Processing,
                                                      Inc., CB Commercial Group, Inc. (real estate services),
                                                      Choice Hotels International (hotel and hotel franchising),
                                                      FPL Group, Inc. (electric services), Integra, Inc.
                                                      (biomedical), Manor Care, Inc. (health care), National
                                                      Educational Corporation and Northwest Airlines Inc. Mr.
                                                      Malek is a director or trustee of 28 investment companies
                                                      for which Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.

                                     POSITION                         PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS*        WITH THE TRUST                       DURING PAST FIVE YEARS
------------------------------  ------------------  ------------------------------------------------------------
Carl W. Schafer; 61                  Director       Mr. Schafer is president of the Atlantic Foundation
P.O. Box 1164                                         (charitable foundation supporting mainly oceanographic
Princeton, New Jersey 08542                           exploration and research). He is a director of Roadway
                                                      Express, Inc. (trucking), The Guardian Group of Mutual
                                                      Funds, Evans Systems, Inc. (motor fuels, convenience store and diversified company), Electronic Clearing House, Inc.
                                                      (financial transactions processing), Wainoco Oil
                                                      Corporation and Nutraceutix Inc. (biotechnology company).
                                                      Prior to January 1993, he was chairman of the Investment
                                                      Advisory Committee of the Howard Hughes Medical Institute.
                                                      Mr. Schafer is a director or trustee of 28 investment
                                                      companies for which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

Julieanna Berry; 33               Vice President    Ms. Berry is a first vice president and a portfolio manager of Mitchell Hutchins. Ms. Berry is also a vice president
                                                      of two investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

James F. Keegan; 36               Vice President    Mr. Keegan is a senior vice president and a portfolio
                                                      manager of Mitchell Hutchins. Prior to March 1996, he was
                                                      director of fixed income strategy and research of Merrion
                                                      Group, L.P. From 1987 to 1994, he was a vice president of
                                                      global investment management of Bankers Trust. Mr. Keegan

                                                      is a vice president of three investment companies for
                                                      which Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.

Thomas J. Libassi; 38             Vice President    Mr. Libassi is a senior vice president and portfolio manager of Mitchell Hutchins. Prior to May 1994, he was a vice
                                                      president of Keystone Custodian Funds Inc. with portfolio
                                                      management responsibility. Mr. Libassi is a vice president of four investment companies for which Mitchell Hutchins
                                                      serves as investment adviser.

Dennis McCauley; 50               Vice President    Mr. McCauley is a managing director and chief investment
                                                      officer--fixed income of Mitchell Hutchins. Prior to
                                                      December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 19 investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

                                     POSITION                         PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS*        WITH THE TRUST                       DURING PAST FIVE YEARS
------------------------------  ------------------  ------------------------------------------------------------
Ann E. Moran; 39                Vice President and  Ms. Moran is a vice president of Mitchell Hutchins. Ms.
                                    Assistant         Moran is a vice president and assistant treasurer of 29
                                    Treasurer         investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

Dianne E. O'Donnell; 44         Vice President and  Ms. O'Donnell is a senior vice president and deputy general
                                    Secretary         counsel of Mitchell Hutchins. Ms. O'Donnell is a vice
                                                      president and secretary of 28 investment companies and
                                                      vice president and assistant secretary of one investment
                                                      company for which Mitchell Hutchins or PaineWebber serves
                                                      as investment adviser.

Emil Polito; 36                   Vice President    Mr. Polito is a senior vice president and director of
                                                      operations and control for Mitchel Hutchins. From March
                                                      1991 to September 1993 he was director of the Mutual Funds
                                                      Sales Support and Service Center for Mitchell Hutchins and
                                                      PaineWebber. Mr. Polito is a vice president of 29
                                                      investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

Victoria E. Schonfeld; 46         Vice President    Ms. Schonfeld is a managing director and general counsel of
                                                      Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice
                                                      president of 29 investment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as investment adviser.


Paul H. Schubert; 34            Vice President and  Mr. Schubert is a first vice president and the director of
                                    Treasurer         the mutual fund finance division of Mitchell Hutchins.
                                                      From August 1992 to August 1994, he was a vice president
                                                      at BlackRock Financial Management Inc. Prior to August
                                                      1992, he was an audit manager with Ernst & Young LLP. Mr.
                                                      Schubert is a vice president and treasurer of 29
                                                      investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

Barney A. Taglialatela; 36      Vice President and  Mr. Taglialatela is a vice president and a manager of the
                                    Assistant         mutual fund finance division of Mitchell Hutchins. Prior
                                    Treasurer         to February 1995, he was a manager of the mutual fund
                                                      finance division of Kidder Peabody Asset Management, Inc.
                                                      Mr. Taglialatela is a vice president of 28 investment
                                                      companies for which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

                                     POSITION                         PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS*        WITH THE TRUST                       DURING PAST FIVE YEARS
------------------------------  ------------------  ------------------------------------------------------------
Mark A. Tincher; 41               Vice President    Mr. Tincher is a managing director and chief investment
                                                      officer--equities of Mitchell Hutchins. Prior to March
                                                      1995, he was a vice president and directed the U.S. funds
                                                      management and equity research areas of Chase Manhattan
                                                      Private Bank. Mr. Tincher is a vice president of 13
                                                      investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

Gregory K. Todd; 40             Vice President and  Mr. Todd is a senior vice president and senior associate
                                    Assistant         general counsel of Mitchell Hutchins. Prior to 1993, he
                                    Secretary         was a partner in the law firm of Shereff, Friedman,
                                                      Hoffman & Goodman. Mr. Todd is a vice president and
                                                      assistant secretary of nine investment companies and a
                                                      vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as
                                                      investment adviser.

Keith A. Weller; 35             Vice President and  Mr. Weller is a first vice president and associate general
                                    Assistant         counsel of Mitchell Hutchins. Prior to May 1995, he was an
                                    Secretary         attorney in private practice. Mr. Weller is a vice
                                                      president and assistant secretary of 28 investment
                                                      companies for which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

Ian W. Williams; 39             Vice President and  Mr. Williams is a vice president and a manager of the mutual

                                    Assistant         fund finance division of Mitchell Hutchins. Prior to June
                                    Treasurer         1992, he was an audit senior accountant with Price
                                                      Waterhouse LLP. Mr. Williams is a vice president of 28
                                                      investment companies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment adviser.

------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the Trust, as defined in the 1940 Act, by virtue of his or her position with Mitchell Hutchins, PaineWebber or PW Group.

     The Trust pays directors who are not 'interested persons' of the Trust $1,000 annually and $150 for each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Trust for acting as a director or officer. The table below includes certain information relating to the compensation of the Trust's current directors who held office with the Trust or other PaineWebber funds during the Trust's last fiscal year.

                              COMPENSATION TABLE+

                                                        TOTAL
                                                     COMPENSATION
                                    AGGREGATE       FROM THE TRUST
           NAME OF                COMPENSATION       AND THE FUND
       PERSON, POSITION          FROM THE TRUST*      COMPLEX**
------------------------------   ---------------    --------------
Richard Q. Armstrong,
  Director....................       $ 1,156           $ 59,873
Richard R. Burt, Director.....         2,422             51,173
Meyer Feldberg, Director***...         1,156             96,181
George W. Gowen,
  Director***.................         1,156             92,431
Frederic V. Malek,
  Director***.................         1,156             92,431
Carl W. Schafer,
  Director***.................         1,156             62,307


------------------
  + Only independent members of the board of directors are compensated by the Trust and identified above; directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation.
  * Represents fees paid to each director during the fiscal year ended January 31, 1997.
 ** Represents total compensation paid to each director by the fund complex during the twelve months ended December 31, 1996; no fund within the complex has a bonus, pension, profit sharing or retirement plan.
*** Elected as a director at a shareholder meeting held on April 11, 1996.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of May 15, 1997, Cede & Co. (the nominee of The Depository Trust Company, a securities depository) owned of record 13,296,248 of the Shares or 97% of the outstanding Shares. To the knowledge of the Trust, no person is the beneficial owner of 5% or more of its Shares.

     As of May 15, 1997, the directors and officers of the Trust as a group beneficially owned less than 1% of the Trust's outstanding Shares.

                        INVESTMENT ADVISORY ARRANGEMENTS

     Pursuant to the Investment Advisory and Administration Contract ('Mitchell Hutchins Contract'), Mitchell Hutchins provides a continuous investment program for the Trust and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Trust and obtains for its corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Trust's board of directors, shareholders and regulatory authorities.

     In addition to the payments to Mitchell Hutchins under the Mitchell Hutchins Contract described above, the Trust pays certain other costs, including: (1) the costs (including brokerage commissions) of securities purchased or sold by the Trust and any losses incurred in connection therewith;
(2) expenses incurred on behalf of the Trust by Mitchell Hutchins; (3) organizational expenses of the Trust, whether or not advanced by Mitchell Hutchins; (4) filing fees and expenses relating to the registration and qualification of the Shares under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Trust for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing Share certificates; (13) expenses of printing and distributing reports to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof;
(17) the costs of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings; and (20) fees and expenses of listing and maintaining any listing of the Shares on the NYSE or any other national securities exchange.

     Under the Mitchell Hutchins Contract, Mitchell Hutchins is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the Mitchell Hutchins Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Mitchell Hutchins Contract. The Mitchell Hutchins Contract terminates automatically upon assignment and is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of the Trust, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Mitchell Hutchins Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Trust.

     For the fiscal years ended January 31, 1997, January 31, 1996 and January 31, 1995, the Trust paid or accrued to Mitchell Hutchins, $1,762,781, $1,734,243 and $1,715,693, respectively, in investment advisory and administration fees.

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the board of directors, Mitchell Hutchins is responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage transactions. The securities in which the Trust invests generally are traded on a 'net' basis without a stated commission, through dealers acting for their own account and not as brokers. With respect to portfolio securities traded on the OTC market, the Trust engages primarily in transactions with dealers unless a better price or execution could be obtained by using a broker. Prices paid to dealers generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. In executing portfolio transactions,

Mitchell Hutchins seeks to obtain the best net results for the Trust, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks competitive commission rates, payment of the lowest commission may not necessarily be consistent with obtaining the best net results. For the fiscal years ended January 31, 1997, January 31, 1996 and January 31, 1995, the Trust paid no brokerage commissions.

     In placing orders with brokers and dealers, Mitchell Hutchins attempts to obtain the best net price and the most favorable execution of their orders. Consistent with applicable legal requirements, Mitchell Hutchins may seek to direct portfolio transactions in arrangements designed to reduce the Trust's operating expenses. Mitchell Hutchins may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Trust with research, analysis, statistical or pricing advice and similar services. Mitchell Hutchins may pay to those brokers, in return for such services, a higher commission than would have been charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the research services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research for execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis. For the fiscal years ended January 31, 1997, January 31, 1996 and January 31, 1995, Mitchell Hutchins did not direct any portfolio transactions to brokers chosen because they provide research and analysis.

     Research services furnished by brokers or dealers through which or with which the Trust effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts it advises and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Trust. Although it is not possible to place a dollar value on these services, it is the opinion of Mitchell Hutchins that the receipt of such services should not reduce its overall research expenses. Information and research received from brokers and dealers is in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contract.

     The Trust has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Trust contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Trust's board of directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Mitchell Hutchins Contract authorize Mitchell Hutchins and any of its affiliates which is a member of a national securities exchange to effect portfolio transactions for the Trust on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     Investment decisions for the Trust and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Trust and one or more of such accounts. In such cases, simultaneous transactions will be inevitable. Purchases or sales then are averaged as to price and allocated between the Trust and such other account(s) as to amount according to a formula deemed equitable to the Trust and such accounts. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Trust is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Trust.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs') who receive brokerage commissions for their services. The Trust's procedures in selecting FCMs to execute the Trust's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities. For the fiscal years ended January 31, 1997, January 31, 1996 and January 31, 1995, the Trust paid no commissions to FCMs.

     The Trust does not purchase securities that are offered in underwritings in which PaineWebber, Mitchell Hutchins or any of their affiliates is a member of the underwriting or selling group, except pursuant to the procedures adopted by the Trust's board of directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures will require that the commission or spread paid in connection with such a purchase be reasonable and fair; that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering; and that PaineWebber, Mitchell Hutchins and their affiliates not participate in or benefit from the sale to the Trust.


                              VALUATION OF SHARES

     The net asset value of the Shares is determined weekly on the second to last day in each week which the NYSE is open (or on such other day as may be determined by the Trust's board of directors) and also is determined monthly as of the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per Share is computed by dividing the value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time.

     When market quotations are readily available, the Trust's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Trust are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options and futures positions or any other securities and assets of the Trust are not readily available, they are valued at fair value as determined in good faith by or under the direction of the board of directors, generally based upon appraisals received from a pricing service using a computerized matrix system or derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the board of directors or its delegate determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing lower rated Corporate Debt Securities and in valuing securities that are not actively traded because there is less reliable, objective data available.

                                    TAXATION

     General. In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, the Trust must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net realized gains from certain transactions) plus its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code ('tax-exempt income') ('Distribution Requirement') and must meet several additional requirements. Among these requirements are the following: (1) the Trust must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ('Income Requirement'); (2) the Trust must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months ('Short-Short Limitation');
(3) at the close of each quarter of the Trust's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Trust's total assets; and (4) at the close of each quarter of the Trust's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the Trust fails to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income).

     The Trust will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income (not including tax-exempt income) for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, any taxable income retained by the Trust, and on which it pays federal income tax, will be treated as having been distributed.

     The Trust intends to distribute a sufficient amount of its investment company taxable income and tax-exempt income each year so as to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. The Trust may decide, however, to retain for reinvestment all or a portion of its net capital gain (the excess of net long-term capital gain over net short-term capital loss). If it did so, the undistributed gain would be taxed to the Trust at corporate income tax rates in addition to possibly being subject to the Excise Tax; the tax consequences to its shareholders are described under 'Taxation' in the Prospectus.

     Any capital losses that the Trust may realize could only be used to offset capital gains and could not be used to reduce the Trust's ordinary income. Thus, if the Trust sustained and realized a net capital loss in a given taxable year, the amount the Trust would be required to distribute to satisfy the Distribution Requirement would not be decreased. Net capital losses that the Trust cannot use in one taxable year may be carried forward by it for eight years. If any capital losses have not been used by the time the Trust terminates, the potential tax benefits of those capital losses will be lost.

     While any obligations constituting senior securities are outstanding, the Trust may not declare any cash dividend or other distribution on the Shares unless, at the time of the declaration, the Trust satisfies certain dividend payment and asset coverage requirements. See 'Dividends and Other Distributions; Dividend Reinvestment Plan' in the Prospectus. Any such suspension of distributions on the Shares could prevent the Trust from satisfying the Distribution Requirement and avoiding imposition of the Excise Tax.


     Original Issue Discount. The Trust may acquire Zero Coupon Municipal Securities (or other securities, such as PO classes of Mortgage-Backed Securities) that are issued with original issue discount. As a holder of such a security, the Trust would have to take into account each taxable year the original issue discount that accrues on the security for the year, even if the Trust receives no payment on the security during the year. Because the Trust annually must distribute (1) at least 90% of its investment company taxable income, including any accrued original issue discount (whether taxable or not), to satisfy the Distribution Requirement and (2) substantially all of its non-tax-exempt income to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Trust's cash assets, or from the proceeds of sales of portfolio securities or from borrowings, if necessary. The Trust may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Trust's ability to sell other securities, or options or futures held for less than three months that it might wish to sell in the ordinary course of its portfolio management. The Trust will not invest in Zero Coupon Municipal Securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

     Strategic Transactions. The use of Strategic Transactions, such as selling (writing) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Trust realizes in connection therewith. These rules also may require the Trust to 'mark to market' (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Trust to recognize income without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. In that event, the Trust might have to liquidate securities to enable it to make the required distributions, which would cause it to recognize gains or losses and might affect its ability to satisfy the Short-Short Limitation.

     Gains from options and futures derived by the Trust with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Trust satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Trust satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Trust will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Trust does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Trust to continue to qualify as a RIC.

     Other Securities. As a result of investing in certain securities and also as a result of leveraging to purchase or hold certain other securities, the Trust may be required to report taxable income in excess of the economic income derived therefrom. The timing and character of any deduction attributable to the Trust's failure to fully recoup its initial investment in certain Mortgage-Backed Securities as a result of greater than anticipated prepayments of principal on the underlying mortgage assets are unclear. The tax treatment of certain securities in which the Trust may invest is not free from doubt, and it is possible that an Internal Revenue Service examination of the issuers of those securities or of the Trust could result in adjustments to the Trust's taxable income.

                             ADDITIONAL INFORMATION

SHARE REPURCHASES AND TENDERS

     As discussed in the Prospectus, the Trust's board of directors may make a tender offer for Shares to reduce or eliminate the discount to net asset value at which the Trust's Shares might trade. Even if such a tender offer has been made, it will be the board's announced policy, which may be changed by the board, not to accept tenders or effect Share repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if: (1) such transactions, if consummated, would (a) result in the delisting of the Shares from the NYSE (the NYSE having advised the Trust that it would consider delisting if the aggregate market value of the outstanding Shares is less than $5,000,000, the number of publicly held Shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Trust's status as a RIC (which would eliminate the Trust's eligibility to deduct dividends paid to its shareholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of shareholders on distributions received from the Trust); (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase its Shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Trust are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Trust invests, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect on the Trust or its shareholders if Shares were repurchased. The board of directors may modify these conditions in light of experience.


COUNSEL

     The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Trust, has passed upon the legality of the shares offered by the Trust's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

INDEPENDENT AUDITORS

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust's independent auditors.

                              FINANCIAL STATEMENTS

     The Trust's Annual Report to Shareholders for the fiscal year ended January 31, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                                                      APPENDIX A

                                    RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C.  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


     CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r. The r is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an r symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     NR: NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF SELECTED MOODY'S COMMERCIAL PAPER RATINGS

     PRIME-1. Issuers (or related supporting institutions) assigned this highest rating have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers (or related supporting institutions) assigned this rating have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF SELECTED S&P COMMERCIAL PAPER RATINGS

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                      APPENDIX B

                PERFORMANCE COMPARISONS AND ECONOMIC INFORMATION

     The Trust may, in advertisements, reports to shareholders and other publicly-distributed documents, compare its performance with, or otherwise discuss, the investment returns of various securities, such as 6-month Treasury bills, 1-year Treasury notes, and 10-year and 30-year Treasury bonds. Such comparisons or discussions also may include economic data and statistics published by the United States Bureau of Labor Statistics, such as the cost of living index, information and statistics on the residential mortgage market or the market for Mortgage-Backed Securities such as those published by the Federal Reserve Bank, the Office of Thrift Supervision, Ginnie Mae, Fannie Mae and Freddie Mac and the Lehman Mortgage-Backed Securities Index. The Trust also may compare its performance with or otherwise discuss data (including average 30-day money market fund yields) published by Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Fund Report, Wiesenberger Investment Service or Investment Company Data Inc. In comparing the Trust or its performance to money market funds, investors should keep in mind that money market funds seek to maintain a constant net asset value per share of $1.00, while the net asset value of the Shares will fluctuate. The securities held by the Trust generally have longer maturities than those held by money market funds and may reflect interest rate fluctuations for longer term securities.

     The Trust also may compare its performance with or otherwise discuss the performance of bank certificates of deposit ('CDs') as measured by the CDA Investment Technologies Certificate of Deposit Index and the Bank Rate Monitor Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing the Trust or its performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. The Shares are not insured or guaranteed by the U.S. government; returns and net asset value will fluctuate. The securities held by the Trust generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities.

     The Trust may include discussions or illustrations of the effects of compounding in advertisements. 'Compounding' refers to the fact that, if dividends and other distributions are reinvested in additional Shares, any future income or capital appreciation would increase the net asset value, not only of the original Trust investment, but also of the additional Shares received through reinvestment. As a result, the net asset value of an investment in the Trust would increase more rapidly than if dividends and other distributions had been paid in cash.

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     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR PAINEWEBBER. THIS PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----

Investment Policies and Restrictions...........     1
Investment Limitations.........................     6
Strategic Transactions.........................     7
Directors and Officers.........................    14
Control Persons and Principal Holders
  of Securities................................    21
Investment Advisory Arrangements...............    21
Portfolio Transactions.........................    22
Valuation of Shares............................    24
Taxation.......................................    25
Additional Information.........................    27
Financial Statements...........................    28
Appendix A.....................................   A-1
Appendix B.....................................   B-1

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                            ------------------------

                            All-American Term Trust
                                      Inc.

                                  Common Stock

                            ------------------------
                            STATEMENT OF ADDITIONAL
                                  INFORMATION
                            ------------------------

                            PaineWebber Incorporated

                            ------------------------

                                  JUNE 1, 1997

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